================================================


                      STOCK ACQUISITION AGREEMENT

                             BY AND AMONG

                      NATIONAL TELESERVICE, INC.,

                THE 1993 FRIEND FAMILY REVOCABLE TRUST,

                      LEAF FAMILY PARTNERS, LTD.,

                            O. A. FRIEND,

                            JOHN V. LEAF,

                      NETWORK LONG DISTANCE, INC.

                                  AND

                              MARY J. LANG


                               MAY 5, 1997

            ================================================

                            TABLE OF CONTENTS
                            -----------------

ARTICLE 1. CONVEYANCE OF STOCK . . . . . . . . . . . . . . . . . . . . .2

ARTICLE 2. CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . .2

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE SELLERS
     AND NTI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     3.1   NTI Incorporation . . . . . . . . . . . . . . . . . . . . . .2
           -----------------
     3.2   Seller's Organization . . . . . . . . . . . . . . . . . . . .2
           ---------------------
     3.3   Capitalization of NTI, Corporate Documents. . . . . . . . . .3
           ------------------------------------------
     3.4   Title to NTI Stock. . . . . . . . . . . . . . . . . . . . . .3
           ------------------
     3.5   Status of NTI Stock . . . . . . . . . . . . . . . . . . . . .3
           -------------------
     3.6   Capacity of NTI Stock Owners. . . . . . . . . . . . . . . . .3
           ----------------------------
     3.7   No Right of First Refusal . . . . . . . . . . . . . . . . . .3
           -------------------------
     3.8   Financial Statements. . . . . . . . . . . . . . . . . . . . .4
           --------------------
     3.9   Business Since March 31, 1997 . . . . . . . . . . . . . . . .4
           -----------------------------
     3.10  Litigation Claims . . . . . . . . . . . . . . . . . . . . . .6
           -----------------
     3.11  Compliance with Laws. . . . . . . . . . . . . . . . . . . . .7
           --------------------
     3.12  Patents, Trademarks, Miscellaneous Intellectual Property. . .7
           --------------------------------------------------------
     3.13  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . .8
           ---------
     3.14  Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . .8
           ------------
     3.15  Correct Records . . . . . . . . . . . . . . . . . . . . . . .8
           ---------------
     3.16  Contracts . . . . . . . . . . . . . . . . . . . . . . . . . .8
           ---------
     3.17  Employee Benefit Plans; ERISA . . . . . . . . . . . . . . . .9
           -----------------------------
     3.18  Title to Property . . . . . . . . . . . . . . . . . . . . . 11
           -----------------
     3.19  Consents. . . . . . . . . . . . . . . . . . . . . . . . . . 12
           --------
     3.20  No Defaults . . . . . . . . . . . . . . . . . . . . . . . . 12
           -----------
     3.21  Qualification/Subsidiaries and Other Interests. . . . . . . 13
           ----------------------------------------------
     3.22  Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . 13
           -------
     3.23  Corporate and Seller Action . . . . . . . . . . . . . . . . 13
           ---------------------------
     3.24  Liabilities . . . . . . . . . . . . . . . . . . . . . . . . 14
           -----------
     3.25  Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . 14
           -----------
     3.26  Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
           -----
     3.27  Disclosure by NTI, the Sellers, and the Principals. . . . . 15
           --------------------------------------------------
     3.28  Conflict of Interest. . . . . . . . . . . . . . . . . . . . 15
           --------------------
     3.29  Securities Law Reporting. . . . . . . . . . . . . . . . . . 15
           ------------------------
     3.30  Environmental Matters . . . . . . . . . . . . . . . . . . . 15
           ---------------------
     3.31  Labor Matters . . . . . . . . . . . . . . . . . . . . . . . 17
           -------------
     3.32  Americans With Disabilities Act . . . . . . . . . . . . . . 17
           -------------------------------
     3.33  Securities Laws Compliance. . . . . . . . . . . . . . . . . 17
           --------------------------
     3.34  Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . 18
           --------
     3.35  Pooling . . . . . . . . . . . . . . . . . . . . . . . . . . 18
           -------

ARTICLE 4. BUYER'S REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . 18
     4.1   Incorporation . . . . . . . . . . . . . . . . . . . . . . . 18
           -------------
     4.2   No Defaults . . . . . . . . . . . . . . . . . . . . . . . . 18
           -----------
     4.3   Corporate Action of Buyer . . . . . . . . . . . . . . . . . 18
           -------------------------
     4.4   Disclosure by Buyer . . . . . . . . . . . . . . . . . . . . 19
           -------------------
     4.5   Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
           -----
     4.6   Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . 19
           -------
     4.7   SEC Reports . . . . . . . . . . . . . . . . . . . . . . . . 19
           -----------

ARTICLE 5. COVENANTS OF THE SELLERS AND NTI PENDING CLOSING. . . . . . 19
     5.1   Maintenance of Business . . . . . . . . . . . . . . . . . . 19
           -----------------------
     5.2   Negative Covenants. . . . . . . . . . . . . . . . . . . . . 20
           ------------------
     5.3   Access to Facilities, Files and Records . . . . . . . . . . 21
           ---------------------------------------
     5.4   Organization, Good Will . . . . . . . . . . . . . . . . . . 21
           -----------------------
     5.5   Third Party Consents. . . . . . . . . . . . . . . . . . . . 21
           --------------------
     5.6   Securities Laws . . . . . . . . . . . . . . . . . . . . . . 21
           ---------------
     5.7   Communications Laws . . . . . . . . . . . . . . . . . . . . 21
           -------------------
     5.8   Notice of Proceeding. . . . . . . . . . . . . . . . . . . . 21
           --------------------
     5.9   Delivery of NTI Shareholder List. . . . . . . . . . . . . . 22
           --------------------------------
     5.10  Confidential Information. . . . . . . . . . . . . . . . . . 22
           ------------------------
     5.11  No Solicitation . . . . . . . . . . . . . . . . . . . . . . 22
           ---------------
     5.12  Recommendation and Approval of Agreement. . . . . . . . . . 22
           ----------------------------------------
     5.13  Audited Financial Statements. . . . . . . . . . . . . . . . 22
           ----------------------------
     5.14  Public Announcements. . . . . . . . . . . . . . . . . . . . 23
           --------------------
     5.15  Adverse Events. . . . . . . . . . . . . . . . . . . . . . . 23
           --------------
     5.16  Employees . . . . . . . . . . . . . . . . . . . . . . . . . 23
           ---------
     5.17  Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . 24
           --------
     5.18  Pooling Treatment . . . . . . . . . . . . . . . . . . . . . 24
           -----------------

ARTICLE 6. COVENANTS OF BUYER PENDING ACQUISITION. . . . . . . . . . . 24
     6.1   Corporate Action. . . . . . . . . . . . . . . . . . . . . . 24
           ----------------
     6.2   Confidentiality . . . . . . . . . . . . . . . . . . . . . . 24
           ---------------
     6.3   Notice of Proceedings . . . . . . . . . . . . . . . . . . . 24
           ---------------------
     6.4   Nasdaq NMS Listing. . . . . . . . . . . . . . . . . . . . . 25
           ------------------

ARTICLE 7. CONDITIONS TO THE OBLIGATIONS OF THE SELLERS AND
     NTI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
     7.1   Representations, Warranties, Covenants. . . . . . . . . . . 25
           --------------------------------------
     7.2   Proceedings . . . . . . . . . . . . . . . . . . . . . . . . 25
           -----------
     7.3   Proceedings and Instruments Satisfactory. . . . . . . . . . 25
           ----------------------------------------
     7.4   Delivery of Stock . . . . . . . . . . . . . . . . . . . . . 25
           -----------------
     7.5   Registration Rights Agreement . . . . . . . . . . . . . . . 26
           -----------------------------
     7.6   Employment and Consulting Agreements. . . . . . . . . . . . 26
           ------------------------------------
     7.7   Tax Opinion . . . . . . . . . . . . . . . . . . . . . . . . 26
           -----------

     7.8   Consents. . . . . . . . . . . . . . . . . . . . . . . . . . 27
           --------

ARTICLE 8. CONDITIONS TO THE OBLIGATIONS OF BUYER. . . . . . . . . . . 27
     8.1   Representations, Warranties, Covenants. . . . . . . . . . . 27
           --------------------------------------
     8.2   Proceedings . . . . . . . . . . . . . . . . . . . . . . . . 27
           -----------
     8.3   No Casualty . . . . . . . . . . . . . . . . . . . . . . . . 27
           -----------
     8.4   Proceedings and Instruments Satisfactory. . . . . . . . . . 27
           ----------------------------------------
     8.5   Delivery of NTI Common Stock. . . . . . . . . . . . . . . . 28
           ----------------------------
     8.6   NTI's Creditors and Others. . . . . . . . . . . . . . . . . 28
           --------------------------
     8.7   No Change in NTI's Capitalization . . . . . . . . . . . . . 28
           ---------------------------------
     8.8   Resolutions and Resignation of NTI's Directors. . . . . . . 28
           ----------------------------------------------
     8.9   Certificates of Good Standing . . . . . . . . . . . . . . . 28
           -----------------------------
     8.10  Certified Articles. . . . . . . . . . . . . . . . . . . . . 28
           ------------------
     8.11  Certified Bylaws. . . . . . . . . . . . . . . . . . . . . . 28
           ----------------
     8.12  Certificate of Incumbency . . . . . . . . . . . . . . . . . 29
           -------------------------
     8.13  Corporate Actions . . . . . . . . . . . . . . . . . . . . . 29
           -----------------
     8.14  Seller's Actions. . . . . . . . . . . . . . . . . . . . . . 29
           ----------------
     8.15  Employment, Consulting and Non-Compete Agreements . . . . . 29
           -------------------------------------------------
     8.16  Termination of Certain Agreements . . . . . . . . . . . . . 29
           ---------------------------------
     8.17  Lang Option . . . . . . . . . . . . . . . . . . . . . . . . 29
           -----------
     8.18  Adverse Changes . . . . . . . . . . . . . . . . . . . . . . 29
           ---------------
     8.19  Escrow Agreement. . . . . . . . . . . . . . . . . . . . . . 29
           ----------------

ARTICLE 9. MUTUAL COVENANTS AND CONDITIONS TO OBLIGATIONS OF NTI
     AND BUYER . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     9.1   Applications to the Commissions . . . . . . . . . . . . . . 30
           -------------------------------
     9.2   Necessity for Commission Approvals. . . . . . . . . . . . . 30
           ----------------------------------
     9.3   Board Representation. . . . . . . . . . . . . . . . . . . . 30
           --------------------
     9.4   Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . 30
           --------

ARTICLE 10.  INDEMNITY AGREEMENTS. . . . . . . . . . . . . . . . . . . 31
     10.1  Sellers' Litigation Indemnity Agreements. . . . . . . . . . 31
           ----------------------------------------
     10.2  Sellers' Other Indemnity Agreements . . . . . . . . . . . . 31
           -----------------------------------
     10.3  Buyer's Indemnity Agreements. . . . . . . . . . . . . . . . 31
           ----------------------------
     10.4  Limitation of Amount. . . . . . . . . . . . . . . . . . . . 32
           --------------------
     10.5  No Limitation . . . . . . . . . . . . . . . . . . . . . . . 32
           -------------
     10.6  Procedure for General Claims. . . . . . . . . . . . . . . . 32
           ----------------------------
     10.7  Procedure for Third-Party Claims. . . . . . . . . . . . . . 32
           --------------------------------

ARTICLE 11.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES. . . . . . . . 34
     11.1  Survival. . . . . . . . . . . . . . . . . . . . . . . . . . 34
           --------

ARTICLE 12.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . 34
     12.1  Abandonment of Transaction. . . . . . . . . . . . . . . . . 34
           --------------------------

     12.2  Effect of Termination or Abandonment. . . . . . . . . . . . 35
           ------------------------------------
     12.3  Liabilities . . . . . . . . . . . . . . . . . . . . . . . . 35
           -----------
     12.4  Assignment. . . . . . . . . . . . . . . . . . . . . . . . . 35
           ----------
     12.5  Further Assurances. . . . . . . . . . . . . . . . . . . . . 35
           ------------------
     12.6  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . 35
           -------
     12.7  Entire Agreement. . . . . . . . . . . . . . . . . . . . . . 37
           ----------------
     12.8  Rules of Construction . . . . . . . . . . . . . . . . . . . 37
           ---------------------
     12.9  Law Governing . . . . . . . . . . . . . . . . . . . . . . . 37
           -------------
     12.10 Waiver of Provisions. . . . . . . . . . . . . . . . . . . . 38
           ---------------------
     12.11 Successors. . . . . . . . . . . . . . . . . . . . . . . . . 38
           ----------
     12.12 Counterparts. . . . . . . . . . . . . . . . . . . . . . . . 38
           ------------
     12.13 Public Statements or Releases . . . . . . . . . . . . . . . 38
           -----------------------------
     12.14 Severability. . . . . . . . . . . . . . . . . . . . . . . . 39
           ------------
     12.15 No Third Party Beneficiaries. . . . . . . . . . . . . . . . 39
           ----------------------------

                      STOCK ACQUISITION AGREEMENT

                             BY AND AMONG

                      NATIONAL TELESERVICE, INC.,

                THE 1993 FRIEND FAMILY REVOCABLE TRUST,

                      LEAF FAMILY PARTNERS, LTD.,

                            O. A. FRIEND,

                            JOHN V. LEAF,

                      NETWORK LONG DISTANCE, INC.

                                  AND

                             MARY J. LANG

     THIS STOCK ACQUISITION AGREEMENT ("Agreement"), is dated as of May 5, 1997, by and among NATIONAL TELESERVICE, INC., a Minnesota corporation ("NTI"), O. A. FRIEND, as sole Trustee and his successors in trust under THE 1993 FRIEND FAMILY REVOCABLE TRUST, a revocable trust established under the laws of the State of California, (the "Friend Trust"), LEAF FAMILY PARTNERS, LTD., a Colorado limited partnership (the "Leaf Partnership"), the Friend Trust and Leaf Partnership, being known together herein as the "Sellers", O. A. FRIEND, an individual resident of the State of Washington ("Friend"), JOHN V. LEAF, an individual resident of the State of Minnesota ("Leaf"), Friend and Leaf, being known together herein as the "Principals," NETWORK LONG DISTANCE, INC., a Delaware corporation ("Buyer"), and, for the purposes of Sections 5.10, 7.5 and 8.17, MARY J. LANG, an individual resident of the State of Minnesota ("Lang").

                          W I T N E S S E T H :

     WHEREAS, Buyer, the Sellers and NTI have indicated their mutual desire that Buyer should acquire all of the issued and outstanding stock of NTI (the "Acquisition"), upon the terms and conditions set forth in this Agreement; and

     WHEREAS, the Sellers are the record and beneficial holders of 100% of the issued and outstanding no par value common stock of NTI authorized issued and outstanding (the "NTI Stock"), and by their signatures below, agree to convey all of their shares to Buyer.

     NOW, THEREFORE, the parties hereto hereby represent, warrant, covenant and agree as follows:

                     ARTICLE 1. CONVEYANCE OF STOCK

     Subject to the terms and conditions provided in this Agreement, the Sellers agree to transfer to Buyer all of their right, title and interest in and to the shares of the NTI Stock owned by Sellers at the Closing (as defined herein) in consideration of the issuance of 3,274,188 shares of the $.0001 par value common stock of Buyer (the "Stock") to Sellers allocated to each Seller on the basis of his percentage ownership of the NTI Stock (the "Percentage Interest").


                           ARTICLE 2. CLOSING

     The closing of the Acquisition (the "Closing") shall take place at the offices of Blackwell Sanders Matheny Weary & Lombardi in Kansas City, Missouri, at 10:00 a.m. local time as soon as reasonably possible after the date on which the last of the conditions described in Articles 7, 8 and 9 to be satisfied is satisfied or at such other time and place as shall be mutually agreed upon by the parties (the "Closing Date").

    ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND NTI

     As an inducement for Buyer to enter into this Agreement, NTI, each of the Sellers and each of the Principals, hereby jointly and severally represent, warrant, covenant and agree with and to Buyer, as follows:

     3.1 NTI INCORPORATION. NTI is a corporation duly organized and validly existing and in good standing under the laws of the State of Minnesota. NTI has full corporate power and corporate authority to carry on its business as it is now being conducted, to own and operate its assets, business and properties, to conduct its business as now conducted by it, to enter into this Agreement and to perform its obligations hereunder. Annexed hereto as Schedule 3.1 and made a part hereof is a complete and correct copy of the Articles of Incorporation and Bylaws (together with all amendments and restatements of each such document) of NTI.

     3.2 SELLER'S ORGANIZATION. The Friend Trust is a revocable trust duly established under the laws of the State of California. The Friend Trust has full trust power and trust authority to enter into this Agreement and perform its obligations hereunder. Annexed hereto as Schedule 3.2.1 and made a part hereof is a complete and correct copy of the Trust Declaration and other governing documents of the Friend Trust (together with all amendments and restatements of each such document). O. A. Friend, sole trustee of the Friend Trust, has full power and authority to act on behalf of the Friend Trust, including entering into and executing this Agreement and performing its obligations hereunder.

     The Leaf Partnership is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Colorado. The Leaf Partnership has full power and authority to enter into this Agreement and perform its obligations hereunder. Annexed hereto as
Schedule 3.2.2 and made a part hereof is a complete and correct copy of the Limited Partnership Agreement and other governing documents of the Leaf Partnership (together with all amendments and restatements of each such document). John V. Leaf and Cynthia Ann Leaf, General Partners of the Leaf Partnership, have full power and authority to act on behalf of the Leaf Partnership, including entering into and executing this Agreement and performing its obligations hereunder.

     3.3 CAPITALIZATION OF NTI, CORPORATE DOCUMENTS. NTI has an authorized capital stock consisting of 25,000 shares of no par value common stock, 940 of which are issued and outstanding (the "NTI Stock"). All of the issued and outstanding NTI Stock is owned of record and beneficially by the Sellers. Annexed hereto as Schedule 3.3 and made a part hereof is a complete and correct description of the ownership by the Sellers of the NTI Stock, including the number of shares held by each Seller and the certificate numbers of each of the stock certificates issued to the Sellers and the date of such issuance, as shown on NTI's books and records at March 31, 1997. Except as disclosed in Schedule 3.3, there are no other classes of equity, options, warrants, calls, rights or commitments or any other agreements of any character relating to the sale, issuance or voting of any shares of the NTI Stock, or any securities convertible into or evidencing the right to purchase any shares of the NTI Stock.

     3.4 TITLE TO NTI STOCK. Each of the Sellers has good and marketable title to, and owns and will continue to own free and clear of all claims, liens, pledges, options and other encumbrances, all of the NTI Stock listed in Schedule 3.3 as being owned by him. All of the NTI Stock is validly issued, fully paid, non-assessable with no personal liability attaching to the ownership thereof and has not been issued in violation of the preemptive rights of any other shareholders.

     3.5 STATUS OF NTI STOCK. Except as set forth on Schedule 3.5, none of the NTI Stock is subject to any shareholder agreement, voting agreement, voting trust, buy-sell agreement or any other similar agreement with respect to any of the NTI Stock and the NTI Stock shall be transferred to Buyer at the Closing free and clear of all claims, pledges, security interests, liens or encumbrances or other restrictions or limitations of any kind, including inheritance or estate tax liens, pledges, options or other encumbrances.

     3.6 CAPACITY OF NTI STOCK OWNERS. Neither Seller is under any present legal disability to enter into and perform this Agreement. Each such Seller will have full power and authority to perform all of its obligations under this Agreement as of the Closing.

     3.7 NO RIGHT OF FIRST REFUSAL. Except as disclosed on Schedule 3.7 annexed hereto and made a part hereof, neither Seller nor NTI is a party to or restricted by or obligated under any contract or agreement which might be violated by making or performing any part of this

Agreement, including but not limited to rights of first refusal pursuant to any shareholders' or any other agreement.

     3.8 FINANCIAL STATEMENTS. (i) The audited Consolidated Balance Sheets of NTI as of September 30, 1994, 1995 and 1996 and the unaudited Balance Sheet of NTI as of March 31, 1997 (the "Balance Sheets"), and (ii) the related Consolidated Statements of Operations and Shareholders' Equity and the Consolidated Statements of Cash Flows (as to audited statements only) for the fiscal years and periods then ended of NTI, together with the notes thereon, certified by the independent certified public accountants of NTI as to the audited statements, have been delivered by NTI to Buyer. Such audited financial statements and notes were prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied during the periods involved, are in accordance with the books and records of NTI, contain and reflect adequate reserves for (i) all liabilities or obligations of any nature, whether absolute, contingent or otherwise, in accordance with GAAP and (ii) all reasonably anticipated losses and costs in excess of expected revenue, and present fairly the financial position of NTI, as of such dates and for such periods. All transactions between NTI and the Sellers related to the business or operations of NTI (other than transactions related to compensation of either of the Sellers as set forth in detail on Schedule 3.8 hereto) have been identified in such audited financial statements. The unaudited financial statements as of and for the period ended March 31, 1997 have been prepared on a tax basis, contain and reflect adequate reserves for (i) all liabilities or obligations of any nature, whether absolute, contingent or otherwise, and (ii) all reasonably anticipated losses, except for differences between tax and GAAP accounting, and absence of explanatory footnotes, and present fairly the financial condition and results of operations of NTI as of such date and for such period. Such footnote disclosures, if included with the unaudited financial statements, would be substantially similar in description and content to the footnote disclosures in the audited financial statements for the fiscal year ended September 30, 1996. All transactions between NTI and the Sellers related to the business or operations of NTI (other than transactions related to compensation of either of the Sellers as set forth in detail on Schedule 3.8 hereto) have been identified in such unaudited financial statements. For purposes of this Agreement, the Balance Sheet of NTI at March 31, 1997, is sometimes referred to as the "Balance Sheet" and the date thereof is referred to as the "Balance Sheet Date." NTI shall deliver to Buyer (i) the unaudited compiled financial statements of NTI for each month ended after the Balance Sheet Date, no later than twenty (20) days after the end of each such month until Closing shall have occurred, and (ii) any subsequent unaudited compiled financial statements of NTI for each fiscal quarter after the Balance Sheet Date, no later than thirty (30) days after the end of each such fiscal quarter until Closing shall have occurred. Such financial statements will be prepared in a manner consistent with the audited financial statements of NTI and will be in accordance with the books and records of NTI.

     3.9 BUSINESS SINCE MARCH 31, 1997. Except as set forth on Schedule 3.9, attached hereto and made a part hereof, since the Balance Sheet Date, there has not been:

     3.9.1 Any material adverse change in the financial condition, operations, business or prospects of NTI, including, but not limited to, any state or federal regulatory proceedings which could culminate in an order or other action which could have such an adverse change, but excluding generally known industry trends and competitive conditions affecting the telecommunications industry generally;

     3.9.2 Any material physical damage or destruction, whether or not covered by insurance, adversely affecting the properties, business, or operations of NTI;

     3.9.3 Any labor dispute or threat thereof or any attempt to organize or reorganize the employees of NTI for the purpose of collective bargaining;

     3.9.4 Any direct or indirect redemption, purchase or other acquisition by NTI of any of the NTI Stock, or declaration of or payment or distribution of any kind of cash or other assets to either of the Sellers or to any party related or affiliated with either Seller (a "Seller Affiliate") other than the payment of dividends as set forth in detail on
               Schedule 3.9 hereto;

     3.9.5 Any employment, severance, consulting or other compensation contract entered into by NTI with any director, officer or employee, or any increase of compensation payable or to become payable to any of its officers, employees or agents, except for increases in compensation in the ordinary course of business including pro rata salary and bonus distributions to Sellers previously paid at year end, which increases and distributions are set forth in detail on
               Schedule 3.9;

     3.9.6 Any communication, whether oral or written, to NTI or the Sellers from NTI's customers, subscribers or suppliers or agencies regulating NTI, nor does NTI or the Sellers, after making due inquiry, have any knowledge of, any potential development affecting NTI which would reasonably lead NTI or any of the Sellers to expect a material adverse change in NTI's business;

     3.9.7 Any satisfaction or discharge of any lien by NTI or payment by NTI of any obligation or liability, other than an obligation or liability included in the Balance Sheet of NTI, current liabilities incurred since the Balance Sheet Date in the ordinary course of business, liabilities incurred in carrying out the transactions contemplated by this Agreement and obligations and liabilities under the contracts and agreements listed in Schedule 3.16 hereof,

     3.9.8 Any guaranty, endorsement or indemnification by NTI of the obligations of any third person, firm or corporation,

     3.9.9 Any sale or transfer of any assets or cancellation by NTI of debts or claims having a value, in the aggregate, of more than $10,000, except, in each case, in the ordinary course of business;

     3.9.10 Any knowing waiver by NTI of any rights having a value individually, or in the aggregate, in excess of $10,000;

     3.9.11 Any transaction entered into, other than in the ordinary course of business;

     3.9.12 Any mortgage, pledge or lien or other encumbrance of any of its assets, tangible or intangible; or

     3.9.13 Any assignment, sale or transfer of any patent, trademark, trade name, trade secret, copyright or other intangible asset.

     3.10 LITIGATION CLAIMS.  Except as set forth in Schedule 3.10

     3.10.1 There are no claims, suits, actions, or proceedings of any nature whatsoever in law or in equity, pending before any court, governmental department, commission, agency, instrumentality or authority or any arbitrator, or, to the best knowledge of NTI, the Sellers, and the Principals, threatened, nor are there, to the best knowledge of NTI, the Sellers, and the Principals, any investigations, whether or not purportedly on behalf of NTI, complaints or reviews by any court, governmental department, commission, agency, instrumentality or authority or any arbitrator pending or threatened against, relating to or affecting NTI.

     3.10.2 NTI is not operating under or subject to, nor in default with respect to, any order, writ, injunction, garnishment, levy or decree of any federal, state, municipal or other governmental court, department, commission, board, bureau, agency or instrumentality. The use or ownership of NTI's assets, the use or occupancy of NTI's real property, and any interests related thereto, and the transfer of the NTI Shares does not constitute a default thereunder.

     3.10.3 During the past five (5) years, there has not been nor is there now pending, any claim(s) against any person in his or her capacity as either a director or officer of NTI. The Sellers and the Principals have no actual knowledge or information of any act, error, or omission which would give rise to such a claim. Neither NTI, the Sellers, nor the Principals have been involved in or have knowledge of any facts or circumstances involving the following which would give rise to such a claim: (i) antitrust, communications, copyright, trade name, trademark or patent claims or litigation; (ii) charges in any civil or criminal action or administrative proceeding involving a violation of any federal or state security law or regulation; (iii) charges in any civil or criminal action or administrative proceeding involving a violation of any federal or state antitrust or fair trade law or consumer protection law or regulation, whether general or specific to the communications services industry; and (iv) actions involving representative actions, class actions or derivative suits.

     3.10.4 Neither NTI, Sellers nor the Principals are aware of any claim, nor do Sellers have any knowledge of the basis of any claim, against NTI for injury to person or property of employees or any third party suffered as a result of the sale of any product or the performance of any service by NTI, including claims arising out of any alleged defective nature of its products or services, except for those types of claims which are covered by insurance maintained by NTI, such claims being described on Schedule 3.10.

     3.11 COMPLIANCE WITH LAWS. Except as set forth on Schedule 3.11, annexed hereto and made a part hereof, NTI has not received written notice and neither NTI, either of the Sellers, nor either of the Principals has any knowledge, having made due inquiry, of any violation by NTI of its tariffs or of laws, regulations and orders from any governmental entity having authority to enforce such tariffs, laws, regulations and orders, including, but not limited to, the Communications Act of 1934, as thereafter amended, including, the amendments embodied in the Telecommunications Act of 1996, and the Telephone Consumer Protection Act of 1991 (the "Communications Act"), and NTI, the Sellers, and the Principals do not have any actual knowledge, having made due inquiry, that any requirements of insurance carriers, applicable to its business are not being adhered to. The present uses by NTI of its properties do not violate any such laws, regulations, orders or requirements. To NTI's, Sellers' and Prinicpals' actual knowledge, having made due inquiry, no consent or approval by any governmental or quasi-governmental authority, other than the approval of the Federal Communications Commission, the utility regulatory commissions in the States of Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Kansas, Missouri, South Dakota, North Dakota, Wyoming, California, Arizona, New York, New Jersey, Massachusetts, Florida and Texas (together, the "Commissions") and compliance with applicable federal and state securities and corporation laws, is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

     3.12 PATENTS, TRADEMARKS, MISCELLANEOUS INTELLECTUAL PROPERTY.
Schedule 3.12, which is annexed hereto and made a part hereof, sets forth a correct and complete list of all copyrights, patents, trademarks, trade names, processes, inventions and formula applied for, issued to or owned by NTI or under which NTI is licensed or franchised, all of which are valid, in good standing and uncontested. Except as set forth on Schedule 3.12, NTI possesses the rights, licenses or other authority to use all copyrights, patents, inventions, formula, processes (secret or otherwise), trademarks and trade names necessary to conduct its businesses as presently conducted or presently proposed to be conducted. Neither NTI, any Seller, nor any Principal has received any notice or other information with respect to any alleged infringement or unlawful use of any software license, copyright, patent, trademark, trade name, process, invention or formula or other intangible property right owned by it or by others. No director or officer of NTI, neither Seller and no Seller Affiliate, nor any Principal has any interest in any such copyright, patent, trademark, trade name, process, invention or formula. NTI has not granted any outstanding licenses or other rights and has no obligations to grant licenses or other rights with respect to any copyright, patent, invention, formula, process, trademark or trade name listed in Schedule 3.12, except as specifically stated in Schedule 3.12.

     3.13 INSURANCE. Schedule 3.13, which is annexed hereto and made a part hereof, is a correct and complete list of all insurance held by NTI including the policy number, name of carrier, coverage, term, expiration date and premium. NTI has its buildings, plants and properties, including, but not limited to telecommunications equipment and inventories, insured for its actual cash value, but not exceeding the amount it would cost to repair or replace such properties, against loss or damage by fire and all other hazards and risks of the character usually insured against by persons operating similar properties in the localities where such properties are located under valid and enforceable policies issued by insurers of recognized responsibility. Such insurance coverage will be continued in full force and effect after the Closing and through the date shown on
Schedule 3.13 through which premiums have been paid. NTI has not been refused any insurance by an insurance carrier to which it has applied for insurance during the past three years.

     3.14 INDEBTEDNESS. Schedule 3.14, which is annexed hereto and made a Part hereof, is a correct and complete list of all instruments, agreements or arrangements pursuant to which NTI has borrowed any money, guaranteed or included any indebtedness or established any line of credit which represents any liability, contingent or otherwise, of NTI on the date hereof. True and complete copies of all such written instruments, agreements or arrangements have been delivered to NTI prior to the date of this Agreement.

     3.15 CORRECT RECORDS. The financial records, ledgers, account books, minute books, stock certificate books, stock registers, and other corporate records of NTI are current, correct and complete in all material respects and all signatures therein are the true signatures of the persons who are purported to have signed.

     3.16 CONTRACTS. The following written contracts, plans, agreements, arrangements and leases, (true complete copies of which have been furnished to NTI as of the date hereof), and oral contracts, plans, agreements, arrangements and leases to which NTI is a party are set forth, listed and, for the oral contracts, agreements and arrangements, accurately described, on Schedule 3.16 which annexed hereto and made a part hereof: (i) each contract for the future purchase of materials, services, supplies or equipment which (a) has a term in excess of one year or (b) obligates NTI to pay, in one installment or in the aggregate over its term or one year, whichever is shorter, an amount in excess of $50,000; (ii) each contract with a customer made in the ordinary course of business which (a) has a term in excess of one year or (b) generates revenues for NTI over its term or in any one 12 month period, whichever is shorter, in excess of $50,000;
(iii) each contract not made in the ordinary and usual course of business;
(iv) each employment, severance and consulting contract; (v) each contract with any labor union or other labor organization; (vi) each guarantee and accommodation; (vii) each license and franchise relating to the business of NTI; (viii) each lease of real and personal property which (a) has a term in excess of one year or
(b) obligates NTI to pay, in one installment or in the aggregate over its term or one year, whichever is shorter, an amount in excess of $50,000;
(ix) each common carrier agreement pursuant to which NTI purchases telecommunications services; and (x) each contract and agreement with affiliates of NTI, including either Seller and any Seller Affiliate ("Material Contracts"). Except as set forth on Schedule 3.16 hereto, NTI has performed all obligations required to be performed by it to date and has not breached and is not in default under any agreement listed in
Schedule 3.16 or to which it is a party or by which it is bound, and all of the same are enforceable in accordance with their terms. NTI has a proper, legal, valid and binding letter of authorization from at least ninety-eight percent (98%) of its presubscribed long distance service customers or subscribers. NTI, Sellers, and Principals know of no facts or circumstances which constitute, or with the passage of time could constitute, a default by NTI, the Sellers or any other party under any Material Contracts, nor are NTI, Sellers, and Principals aware of any restrictions imposed by such contracts which would in any material way negatively impact or impair the consummations of the transactions contemplated by this Agreement.

     3.17 EMPLOYEE BENEFIT PLANS; ERISA.

     3.17.1 Schedule 3.17.1 lists all contracts, agreements, arrangements and understandings, whether written or oral, with respect to the payment or delivery to any person of compensation, bonuses, perquisites, benefits and other items of value by NTI.

     3.17.2 Schedule 3.17.2 lists each employee of NTI and identifies the salary, commissions, bonuses, perquisites and benefits to which each such employee is entitled. Such Schedule also sets forth the names of all directors and officers of NTI and a description of any agreement with respect to the election or tenure of any of them as such.

     3.17.3 No employee or director of NTI will be entitled to severance pay by virtue of the transactions contemplated by this Agreement. Schedule 3.17.3 sets forth each employee or director of NTI who has any right to severance pay for any reason, listing the employee name, severance amount or method of calculation, and the basis for such right.

     3.17.4 Schedule 3.17.4.1 contains a true and complete list of each pension, profit sharing, other deferred compensation, bonus, incentive compensation, stock purchase, stock option, retirement, supplemental retirement, severance or termination pay, medical, hospitalization, educational assistance, legal assistance, life insurance, dental, disability, salary continuation, vacation, supplemental unemployment benefits plan, program, arrangement or contract, and each other employee benefit plan, program, arrangement or contract, maintained, contributed to, or required to be contributed to, or promised by NTI or any Related Party (hereinafter defined) for the benefit of any current or former employee, director or agent of NTI or any Related Party, whether or not any of the foregoing is funded, whether formal or informal, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (collectively, the "Benefit Plans"). NTI and its Related Parties do not have any express or implied commitment or contract to create any additional Benefit Plan or modify any existing Benefit Plan, other than as may be required to comply with ERISA or the Internal Revenue Code of 1986, as amended (the "Code"). NTI has delivered to Buyer, with respect to each applicable Benefit Plan (1) true and complete copies of all documents embodying or relating to each Benefit Plan including, without limitation, the plan and trust or other funding arrangement relating thereto, insurance contracts, summary plan descriptions, employee handbooks or personnel manuals, and all amendments and supplements thereto; (2) the most recent annual report (Series 5500 and all schedules thereto), if any, required by ERISA; and (3) the most recent determination letter received from the Internal Revenue Service ("IRS"), if any, and any request for a determination letter with respect to which a response has not been received. "Related Party" means any member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, within the meaning of Section 414(b), (c),
               (m) or (o) of the Code, of NTI.

     3.17.5 The Benefit Plans that are intended by NTI or any Related Party to meet the requirements of Section 401(a) of the Code are so qualified. All such Benefit Plans have been administered in compliance with and consistent with all applicable requirements of the Code and ERISA, including, without limitation, all reporting and disclosure requirements. No Benefit Plan is subject to Title IV of ERISA.

     3.17.6 With respect to all Benefit Plans, NTI is in compliance with the requirements prescribed by any and all statutes, orders or governmental rules or regulations currently in effect, including, but not limited to, ERISA and the Code. NTI and any Related Party have performed the obligations required to be performed by them under, and are not in default under or in violation of, any and all of the Benefit Plans, and each Benefit Plan has been operated in all material respects in accordance with the requirements of all applicable laws and regulations. Neither any Benefit Plan or fiduciary nor NTI or any Related Party, nor any Party in Interest, has taken any action, or failed to take any action, that could subject it or any other person to any material liability for any excise tax under Chapter

               43 of the Code, any penalty under Title I of ERISA, or for breach of fiduciary duty with respect to or in connection with a Benefit Plan. "Party in Interest" means any party in interest with respect to any Benefit Plan (within the meaning of Section 3(14) of ERISA) and any disqualified person with respect to any Benefit Plan (within the meaning of Section 4975(e)(2) of the Code).

     3.17.7 At no time has NTI or any Related Party been required to contribute to any "multiemployer plan" (within the meaning of Section 3(37) of ERISA) and NTI and its Related Parties have no liability (contingent or otherwise) relating to the withdrawal or partial withdrawal from a multiemployer plan. NTI and its Related Parties do not participate in any "multiple employer plans," within the meaning of ERISA.

     3.17.8 No Benefit Plan provides or is required to provide group health, medical, death or survivor benefits to any former or retired employee of NTI or beneficiary thereof, except to the extent (i) required under any state insurance law providing for a conversion option under a group insurance policy or (ii) under Section 601 of ERISA.

     3.17.9 No Benefit Plan or fiduciary has nor does NTI or any Related Party have any liability to any participant, beneficiary or other person under any provision of ERISA or any other applicable law by reason of any payment of, or failure to pay, benefits or other amounts with respect to or in connection with any Benefit Plan.

     3.17.10 Each Benefit Plan may be terminated by NTI or its Related Parties within a period of thirty (30) days following the Closing Date without acceleration or additional vesting of any benefits (except as otherwise required by law) and without payment of any amount as a penalty, bonus, premium, severance pay or other compensation or amount.

     3.17.11 With respect to each person who is, has been or would, after serving any waiting period, be eligible for any Benefit Plan which is a group health plan or insurance coverage sponsored by NTI, NTI has previously provided to Buyer all information necessary to comply with the requirements of the Health Insurance Portability and Accountability Act of 1996 concerning certificates of coverages.

     3.18 TITLE TO PROPERTY.

     3.18.1 Schedule 3.18.1, which is annexed hereto and made a part hereof, contains accurate descriptions by categories of NTI's owned real property (including all plants and structures located thereon) (the "Real Property") as of the date of this Agreement. Except as set forth in
               Schedule 3.18.1, NTI has good and marketable title in fee simple to its Real Property, free and clear of all liens and encumbrances and use restrictions. NTI owns or leases all the furniture, equipment and leasehold improvements located in the structures referred to in Schedule 3.18.1.

     3.18.2 Schedule 3.18.2 sets forth all leases, subleases and other agreements under which NTI uses or occupies, or has the right to use or occupy, now or in the future, any real property (the "Leased Real Property"). NTI has heretofore delivered to Buyer true, correct and complete copies of all leases (including all modifications, amendments and supplements thereto for the Leased Real Property (the "Real Property Leases"). Each Real Property Lease is valid, binding and in full force and effect, all rent and other sums and charges payable by NTI as tenants thereunder are current, no termination event or condition or uncured default of a material nature on the part of NTI or, to NTI's best knowledge, the landlord, exists under any Real Property Lease. NTI has a good and valid leasehold interest in the Leased Real Property leased by it, free and clear of all mortgages, pledges, liens, encumbrances and security interests except as set forth on Schedule 3.18.2.

     3.18.3 NTI has good and defensible title to all of its other assets and properties used in the business of NTI, and all assets and properties reflected in the Balance Sheets, or acquired after the Balance Sheet Date (other than assets or property sold or otherwise disposed of in the ordinary course of its business subsequent to such date) (the "Other Assets"), such Other Assets being, in each case, free and clear of all security interests, mortgages, pledges, liens, conditional sales, agreements, leases, encumbrances or charges of any nature whatsoever except as expressly stated in Schedule 3.18.3.

     3.18.4 The Real Property, Leased Real Property, and the Other Assets constitute all of the assets used in, and necessary for the operation of, NTI's business and operations. The Real Property and Leased Real Property, their uses, appurtenances and improvements substantially comply with all applicable ordinances and regulations, building, and zoning laws. The buildings, machinery, appurtenances and improvements are in good condition and repair, ordinary wear and tear excepted, and are free of any latent structural or engineering defects known to NTI or the Sellers. The Other Assets are in good condition and repair, ordinary wear and tear excepted, and are free of any latent structural or engineering defects known to NTI or the Sellers.

     3.19 CONSENTS. Except as set forth in Schedule 3.19, except for applicable requirements under the Communications Act, state communications or utility regulatory laws, state securities or blue sky laws, if applicable, no consent, approval or authorization of, or filing, registration, qualification, declaration or designation with, any governmental authority or any other third party is required on the part of NTI or the Sellers as a condition to the valid execution, delivery and performance of this Agreement by NTI and by the Sellers or as a condition to the due and valid consummation of the transactions contemplated by this Agreement or by any of the exhibits.

     3.20 NO DEFAULTS. Subject to applicable requirements under the Communications Act, state communications laws, and the state securities or blue sky laws, if applicable, the execution, delivery and performance by NTI and the Sellers of this Agreement will not, in any material respect (with respect to clauses (ii) through (iv), inclusive, of this Section 3.20), (i) conflict with the Articles of Incorporation, as amended, or Bylaws of NTI, (ii) conflict with, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any trust agreement, voting agreement, shareholders' agreement, voting trust, note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement, tariff or other instrument or obligation of any kind affecting NTI or the Sellers or to which NTI or the Sellers are a party or by which any of the properties or assets of NTI are or may be bound; (iii) violate any requirement of law, rule or regulation applicable to NTI; (iv) violate any order, injunction, judgment or decree of any court or other governmental authority or any determination of an arbitrator applicable to NTI, either Seller or any of NTI's properties or assets; or (v) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of NTI's assets, which lien charge or encumbrance has not been removed prior to Closing.

     3.21 QUALIFICATION/SUBSIDIARIES AND OTHER INTERESTS. Neither the nature of NTI's business nor the location of its properties require that it be duly certified, licensed or qualified to do business in any state or jurisdiction other than the States of Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Kansas, Missouri, South Dakota, North Dakota, Wyoming, California, Arizona, New York, New Jersey, Massachusetts, Florida and Texas (together, the "States"). NTI is duly qualified, certified or licensed in each such state where qualification, certification or licensing is necessary or required to conduct its business and offer communications services, except where the failure to so qualify, certify or license would not have a material adverse effect on NTI or the operation of its business.

     NTI has no subsidiary corporations or any other interest in any corporation, partnership, association or joint venture, other than as described on Schedule 3.21, attached hereto and made a part hereof.

     3.22 BROKERS. Except for Heritage Capital Corp., there is no broker or finder or other person who would have any valid claim against the Sellers or NTI for a commission or brokerage in connection with this Agreement or the transactions contemplated hereby and NTI has not retained or employed any such broker, finder or person as such, nor taken any action which would give any person any valid claim against any party hereto for such a commission or brokerage. NTI shall pay at Closing the fees, commissions, expenses and any other charges of Heritage Capital Corp. which amount shall not exceed Six Hundred Twenty-Five Thousand Dollars ($625,000) (the "Heritage Fees").

     3.23 CORPORATE AND SELLER ACTION. This Agreement and each other agreement required to be executed and delivered by NTI and the Sellers has been duly authorized, executed and delivered by NTI and the Sellers and constitutes a legal, valid and binding agreement of NTI and the Sellers, enforceable against them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing. NTI has taken all actions required by law and by its Articles of Incorporation and Bylaws to authorize the execution and delivery of this Agreement, together with its Schedules and Exhibits, and the consummation of the transactions contemplated by this Agreement or by any of the Exhibits.

     3.24 LIABILITIES. Except as set forth in Schedule 3.24, as of March 31, 1997, NTI had no material liabilities, absolute or contingent, which are not shown on the Balance Sheet. All liabilities, absolute or contingent, of NTI incurred subsequent to March 31, 1997, will have been incurred only in the ordinary course of business. The accounts, notes, and other receivables, whether current on noncurrent, of NTI shown on the most recent Balance Sheet before the Closing, and all such receivables of NTI as of the Closing, were and shall be, to the best knowledge of NTI, the Sellers and Principals, good and collectible, subject only to an allowance for doubtful accounts, losses or reserves for returns which may be provided for in such Balance Sheet or, in the case of receivables subsequently created, on the books of NTI as of the Closing. The total amount of debt owed by NTI to banks or other third-party lenders does not, and will not as of the Closing, exceed $660,000. The average monthly total fraud losses is for the six (6) months preceding the Closing Date does not exceed two (2) times the average monthly total fraud losses for the fiscal year ended September 30, 1996.

     3.25 TAX RETURNS. Except as set forth in Schedule 3.25, annexed hereto and made a part hereof, all federal income tax returns, and other federal tax returns of every nature, and all state, county and local tax returns and declarations of estimated tax or estimated tax deposit forms required to be filed by NTI, have been duly and timely filed, were true, correct and complete in all material respects and NTI has timely paid all taxes which have become due and owing or pursuant to any assessment received by it and has paid all installments of estimated tax due. Where such returns and reports have not been audited and approved or settled, there has not been any waiver or extension of any applicable statute of limitations, and NTI has not received any notice of deficiency or adjustment. The amounts shown as provisions for taxes on the Balance Sheet are sufficient for the payment of all respective federal, state, county and local taxes.

     All taxes and other assessments and levies which NTI is required by law to withhold or to correct have been duly withheld and collected, and have been paid over to the proper governmental authorities or are held by NTI in separate bank accounts for such payment. All statements and reports required to be filed under any Chapter of the Code by NTI have been true, correct and complete in all material respects and duly and timely filed.

     Except as described on Schedule 3.25, attached hereto and made a part hereof, to the best of the Sellers' and the Principals' knowledge, having made due inquiry, there is not now pending or under contemplation any audit of any payment, return or report made or filed by NTI or of any claimed failure to pay or report any kind of tax which may be assessed by any taxing authority against NTI.

     3.26 BANKS. Schedule 3.26, which is annexed hereto and made a part hereof, is a correct and complete list setting forth the name of each bank in which NTI has an account or safe deposit box, the names of all persons authorized to draw thereon or to have access thereto, and the name of each person holding a power of attorney from NTI.

     3.27 DISCLOSURE BY NTI, THE SELLERS, AND THE PRINCIPALS. No representation or warranty made by NTI, the Sellers or the Principals in this Agreement and no statement made in any certificate to be delivered at the Closing, Exhibit or Schedule furnished or to be furnished in connection with the transactions herein contemplated contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make such representation or warranty or any such statement not misleading to a prospective purchaser of the NTI Stock who is seeking full information with respect to NTI. No disclosure of information with respect to any warranty or representation contained in this Agreement, or other matters contemplated by this Agreement, shall be deemed to have been made or given unless it expressly appears in this Agreement, or in any document submitted pursuant to a specific requirement of this Agreement.

     3.28 CONFLICT OF INTEREST. Except as set forth on Schedule 3.28 annexed hereto and made a part hereof or disclosed as "due from officers" in the financial statements, neither the Sellers nor any Principal, director, officer, or employee of NTI or any Seller Affiliate, has (i) loaned to or guaranteed the loan of a third party to NTI or borrowed any money from NTI or (ii) any interest in any property, real or personal whether owned or leased, tangible or intangible, including but not limited to, software, inventions, patents, trade names or trademarks used in connection with or pertaining to the business of NTI or any lender, supplier, customer, sales representatives or distributor of NTI; provided, however, that the Sellers or such Principal, director, officer, or employee or relative thereof shall not be deemed to have such interest solely by virtue of the ownership of less than five percent (5%) of any stock or indebtedness of any publicly-held company, the stock or indebtedness of which is traded on a recognized stock exchange or on the Nasdaq National Market System ("Nasdaq NMS") or the Nasdaq Small Cap Market ("Nasdaq SCM").

     3.29 SECURITIES LAW REPORTING. NTI is not now and has never been subject to the reporting requirements administered and enforced by the Securities and Exchange Commission ("SEC").

     3.30 ENVIRONMENTAL MATTERS.

     3.30.1 NTI has never generated, stored, discharged, disposed of, spilled, dumped, poured, emptied, or released Hazardous Materials (as defined below) and Hazardous Materials (excluding cleaning materials used by NTI in the ordinary course of its business) are not presently at, on, in, beside, above or under the Real Property or, to Sellers and Principals' best knowledge on the Leased Real Property (the Real Property and the Leased Real Property being collectively referred to as the "NTI Property") and no contingent liability exists in connection with any release of any Hazardous Materials by NTI. To the best knowledge of NTI, the Sellers and the Principals, underground storage tanks are not and have never been located on the NTI Property.

     3.30.2 NTI's operations conducted at the NTI Property at all times complied in all respects with Environmental Laws (as defined below). NTI has obtained all governmental authorizations and permits under Environmental Laws necessary for its operations. NTI is in compliance with each term and condition of such authorizations and permits.

     3.30.3 To the best knowledge of NTI, the Sellers and the Principals, the NTI Property and NTI's operations thereon are not subject to (i) any federal, state, or local investigation, (ii) any judicial or administrative proceeding alleging the violation of or liability under any Environmental Law, or (iii) any outstanding written order or agreement with any governmental authority or private party relating to any Environmental Law.

     3.30.4 For the purpose of this Agreement, the term "hazardous materials" shall include, but not be limited to: any substance defined as "hazardous substances," "hazardous air pollutant," "pollutants," "contaminants," "hazardous materials," "hazardous wastes," "toxic chemicals," "petroleum or petroleum products," "toxics," "hazardous chemicals," "extremely hazardous substances," "pesticides" or related materials, including but not limited to radon and asbestos, as now, in the past, or hereafter defined in any applicable federal, state or local law, regulation, ordinance, policy or directive, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986,; the Emergency Planning and Community Right-to-Know Act; the Resource Conservation and Recovery Act,; the Hazardous

               Materials Transportation Act of 1974; the Federal Buyer Pollution Control Act; the Clean Air Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Safe Drinking Buyer Act; the Toxic Substances Control Act; the Oil Pollution Act of 1990; any laws regulating the use of biological agents or substances including medical or infectious wastes, each as amended or supplemented, and any analogous future or present local, state and federal statutes, regulations and ordinances promulgated pursuant thereto which may be applicable, as any such acts may be amended ("Environmental Laws").

     3.30.5 NTI agrees and consents to the performance of environmental testing on the NTI Property as Buyer may reasonably request; provided, however, that the performance of such tests will not negate or affect NTI's, the Sellers' or the Principal's representations or warranties or agreement to indemnify contained herein.

     3.31 LABOR MATTERS. No group of employees of NTI is presently organized into a collective bargaining unit. No labor union has recently attempted, or is presently attempting, to organize any of NTI's employees into a collective bargaining unit. No employees of NTI are on strike or are threatening to strike.

     3.32 AMERICANS WITH DISABILITIES ACT. NTI, the Sellers, and the Principals have no actual knowledge of any violations of the United States Americans With Disabilities Act's mandates and obligations, including but not limited to, those regulating telecommunications providers, facilities accessibility and employment practices.

     3.33 SECURITIES LAWS COMPLIANCE.

     3.33.1 Each Seller is acquiring the Stock for his own account for investment, not as a nominee or agent, and not with a view to the resale or distribution of the Stock or any part thereof, and neither Seller has a plan or intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Seller further represents that there is no contract, undertaking, agreement or arrangement with any person for resale in connection with a distribution to any person with respect to any of the Stock. Each Seller acknowledges that the offering of the Stock pursuant to this Agreement will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities or blue sky law, on the grounds that the offering and sale of the Stock contemplated by this Agreement are exempt from registration pursuant to exemptions available under such laws, and that Buyer's reliance upon such exemptions is predicated upon Sellers' representations set forth in this Agreement. Each Seller acknowledges and understands that Stock must be held for an indefinite period of time unless the Stock is subsequently registered under the Securities Act and/or applicable state securities or blue sky laws or an exemption from such registration is available.

     3.33.2 Each Seller has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Stock and is able to bear the economic risk of an investment in the Stock, including, without limiting the generality of the foregoing, the risk of losing part or all of his investment in the Stock and the possible inability to sell or transfer within that amount of time.

     3.33.3 The transfer of all or any of the Stock may be refused by Buyer's transfer agent unless the Stock for which transfer is sought is registered under the Securities Act and all other applicable federal securities or blue sky laws or unless the Seller seeking such transfer provides such information as is deemed necessary by Buyer to show that such registration is not required, including an opinion of legal counsel acceptable to Buyer.

     3.34 EXPENSES. The legal expenses allocated to NTI in connection with the transactions contemplated by this Agreement shall be reasonable and shall not exceed, in the aggregate, $50,000, unless NTI shall have received written approval to exceed such fee amount from Buyer, which approval shall not be unreasonably withheld. All other expenses allocated to NTI or incurred by it in connection with this Agreement, excluding legal expenses, shall not exceed $15,000. NTI shall pay at Closing fifty percent (50%) of the total amount of the legal expenses and all other expenses allocated to or incurred by NTI, which shall not exceed in the aggregate $65,000 (the "Transaction Fees").

     3.35 POOLING. There are no facts, circumstances or conditions not disclosed herein or in the financial statements or schedules which would prevent the transactions contemplated by this Agreement from qualifying for treatment under all relevant accounting principles, opinions and rulings as a pooling of interests combination.

            ARTICLE 4. BUYER'S REPRESENTATIONS AND WARRANTIES

     Buyer represents and warrants that:

     4.1 INCORPORATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified as a foreign corporation in each other jurisdiction in which it is lawfully required to qualify to conduct business, except where the failure to so qualify would not have a material adverse effect on Buyer.

     4.2 NO DEFAULTS. Except for any consents, waivers or other documents required to be obtained by the Buyer pursuant to the Loan and Security Agreement dated May 30, 1996 by and between the Buyer and Nations Bank, N.A. (South) and any documents related thereto and subject to the applicable requirements under the Communication Act, state communications laws, the Securities Act, the Exchange Act and the state securities or blue sky laws, if applicable, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby is an event which of itself or with the giving of notice or the passage of time, or both, could constitute, in any material respect (with respect to clauses (i) and (iii) of this Section 4.2), a violation of or conflict with or result in any breach of, or default under the terms, conditions or provisions of, (i) any judgment, law or regulation (assuming receipt of the approvals referenced in Section 3.10 hereof) or
(ii) Buyer's Articles of Incorporation or Bylaws, or (iii) any agreement or instrument to which Buyer is a party or by which it is bound or could result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the property or assets of Buyer, and no such event of itself or with the giving of notice or the passage of time, or both, will result in the acceleration of the due date of any obligation of Buyer.

     4.3 CORPORATE ACTION OF BUYER. This Agreement and each other agreement required to be executed and delivered by Buyer at or prior to Closing has, or will have been, duly authorized, executed and delivered by Buyer and constitutes a legal, valid and binding agreement of Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

     4.4 DISCLOSURE BY BUYER. No representation or warranty made by Buyer in this Agreement, and no statement made in any certificate to be delivered at the Closing, Exhibit or Schedule furnished or to be furnished in connection with the transactions herein contemplated, contains or will contain any untrue statement of a material fact or omits or will omit a material fact necessary to make the statements contained therein or herein not misleading to a prospective purchaser of the Stock who is seeking full information with respect to Buyer. No disclosure of information with respect to any warranty or representation contained in this Agreement, or other matters contemplated by this Agreement, shall be deemed to have been made or given unless it expressly appears in this Agreement, or in any document submitted pursuant to a specific requirement of this Agreement.

     4.5 STOCK. The Stock, when issued and delivered hereunder, will be duly and validly issued and will be fully paid and nonassessable.

     4.6 BROKERS. Except for Serrus Ventures, LLC there is no broker or finder or other person who would have any valid claim against Buyer for a commission or brokerage in connection with the Agreement or the transactions contemplated hereby and Buyer has not retained or employed any such broker, finder or person as such, nor taken any action which would give any person any valid claim against any party hereto for such a commission or brokerage. Buyer shall pay the fees, commissions, expenses and any other charges of Serrus Ventures.

     4.7 SEC REPORTS. At or prior to Closing, Buyer shall deliver to Sellers its Form 10-K for the fiscal year ended March 31, 1996 of Buyer, all Form 10-Q's filed with the SEC since the end of the last fiscal year of Buyer and all Form 8-K's filed during the twenty-four (24) months preceding the Closing Date (the "SEC Reports"). The information set forth in the SEC Reports does not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements made therein not misleading.

       ARTICLE 5. COVENANTS OF THE SELLERS AND NTI PENDING CLOSING

     The Sellers, Principals and NTI jointly and severally covenant and agree that from the date hereof to and including the Closing:

     5.1 MAINTENANCE OF BUSINESS. NTI shall continue to carry on its business, maintain its Real Property, Leased Real Property and Other Assets and keep its books of account, records and files in substantially the same manner as heretofore, except that NTI shall seek Buyer's consent prior to incurring any expense other than in the ordinary course of business or capital expenditure which individually or in the aggregate would exceed $10,000. NTI will maintain in full force and effect insurance policies now in effect.

     5.2 NEGATIVE COVENANTS. Without the prior written consent of Buyer, NTI shall not, and the Sellers and Principals shall do all things and take all reasonable and proper action to provide that NTI shall not:

     5.2.1 Issue, sell, purchase or redeem, or grant options to purchase or otherwise agree to sell, purchase or redeem any shares of its capital stock or any other securities of NTI except for the issuance of common stock pursuant to exercise of the Lang Option as provided for in Section 8.17 hereof;

     5.2.2 Amend its Articles of Incorporation or adopt or amend its Bylaws;

     5.2.3 Incur or prepay any liability for borrowed money, short term debt or long term debt (as those terms are defined in GAAP), other than in the ordinary course of business and consistent with past practices;

     5.2.4 Pay or guarantee any obligation or liability other than obligations or liabilities reflected in the Balance Sheets, when due, liabilities incurred since the Balance Sheet Date in the ordinary course of business and obligations under contracts and agreements referred to in Schedules annexed hereto or entered into in the ordinary course of business and current payment of salary, bonus and due from officers accrual previously made to Sellers in connection with fiscal year end adjustments such salary, bonus and due from officers accrual being set forth in detail on Schedule 5.2.4 hereto;

     5.2.5 Adopt or modify any severance, consulting, bonus, pension, profit sharing, benefit or other compensation plan or arrangement or increase its overall work force or enter into any contract of employment, except compensation increases or decreases or changes in benefits and increases in work force made in the ordinary course of business;

     5.2.6 Enter into or modify any contract or commitment, incur any liability, absolute or contingent, waive or fail to enforce any right or enter into any other transaction, other than in the ordinary course of business;

     5.2.7 Take any action that would or might reasonably be expected to result in any representation or warranty set forth in this Agreement being or becoming untrue in any respect or in any of the conditions to the consummation of the transactions contemplated by this Agreement set forth in
               Article 8 hereof not being satisfied;

     5.2.8 Enter into or modify any contracts to purchase long distance service from interexchange carriers; or

     5.2.9 Have made or become obligated to make any dividend payment or other distribution to the Sellers.

     5.3 ACCESS TO FACILITIES, FILES AND RECORDS. At the reasonable request of Buyer, NTI shall, from time to time, give or cause to be given to Buyer, its officers, employees, accountants, counsel and authorized representatives full access to (i) all of the property, accounts, books and other financial records, minute books, deeds, title papers, insurance policies, certificates, licenses, agreements, contracts, tariffs, commitments, tax returns, records and files of every character, employees, equipment, machinery, fixtures, furniture, vehicles, notes and accounts payable and receivable and inventories of NTI; (ii) all such other information concerning the affairs of NTI as Buyer may reasonably request;
(iii) consult with the independent auditors of and counsel to NTI with respect to all matters, including, but not limited to, the financial condition of NTI and the audit of NTI's financial statements and any legal and regulatory matters affecting NTI; and (iv) at Buyer's own cost and expense, the Real Property of NTI in order to perform a Phase I environmental audit (the "Environmental Audit").

     5.4 ORGANIZATION, GOOD WILL. NTI shall preserve its business organization intact, retain the services of its present officers and use its best efforts to retain substantially as at present its employees, and preserve the good will of its suppliers, subscribers, customers and others having business relations with it.

     5.5 THIRD PARTY CONSENTS. NTI, Sellers and the Principals will obtain or cause to be obtained the consent of any third party whose consent is required by NTI or the Sellers in order that the transactions contemplated by this Agreement may be consummated without violation of any representation, warranty or covenant made by any of them in this Agreement; provided, however, that NTI shall not spend any money or otherwise incur any obligation in order to obtain any such consent without the prior written approval of Buyer.

     5.6 SECURITIES LAWS. NTI, Sellers and the Principals will take all action necessary to permit the transactions contemplated herein to be consummated in compliance with all applicable federal and state securities laws.

     5.7 COMMUNICATIONS LAWS. NTI, Sellers and the Principals will take all action necessary to permit the transactions contemplated herein to be consummated in compliance with all applicable federal, state and local telecommunications laws governing or applicable to NTI and its business.

     5.8 NOTICE OF PROCEEDING. NTI will, upon becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of the Agreement or the transactions contemplated hereunder, or upon receiving any notice from any governmental department, court, agency or commission of its intention to institute an investigation into, or institute a suit or proceeding to restrain or enjoin the consummation of this Agreement or such transactions, or to nullify or render ineffective this Agreement or such transactions if consummated, promptly notify Buyer in writing of such order, decree, complaint or notice.

     5.9  DELIVERY OF NTI SHAREHOLDER LIST.  The list of shareholders in
Schedule 3.2 hereof is a true and complete list setting forth the identity of all of the common shareholders of NTI, their holdings of all of the stock of NTI, the certificate number of each share certificate issued to each of them, and the date of such issuance. Prior to the Closing, NTI will deliver an updated list of its common shareholders and their holdings and Buyer may rely completely on such updated list of shareholders.

     5.10 CONFIDENTIAL INFORMATION. NTI, each Seller, each Principal and Lang shall maintain all information gained from Buyer in connection with the transactions contemplated by this Agreement and the terms of this Agreement (the "Buyer Confidential Information") in strict confidence, and shall take all precautions necessary to prevent disclosure, access to, or transmission of the Buyer Confidential Information, or any part thereof, to any third party, except as required by law or order of any court having competent jurisdiction. The Buyer Confidential Information shall be used only for the purposes of evaluating the transactions contemplated hereby and in the event the Closing does not occur for any reason, each Seller and NTI shall, immediately upon Buyer's request, return all copies and recordings of the Buyer Confidential Information in their possession or under their control and delete all records thereof in any data storage system maintained by or for such Seller or NTI.

     5.11 NO SOLICITATION. NTI agrees that, prior to the Closing, it shall not, nor shall any of its directors, officers, employees, agents or representatives to, directly or indirectly, solicit, initiate or encourage (including by way of furnishing or disclosing information) inquiries or proposals concerning any merger, consolidation or acquisition or purchase of all or any substantial portion of the assets or capital stock of NTI (an "Acquisition Transaction") or negotiate or enter into any discussions or other communications with any prospective purchaser (other than Buyer or its affiliates) with respect to any Acquisition Transaction. NTI shall immediately advise Buyer of any inquiries or proposals relating to any Acquisition Transaction.

     5.12 RECOMMENDATION AND APPROVAL OF AGREEMENT. The Board of Directors of NTI has approved and recommended the transactions contemplated by this Agreement and the agreements related hereto to the shareholders of NTI. Each of the Sellers agrees to vote their NTI Stock in favor of the transactions contemplated by this Agreement and the agreements related hereto and to take such actions as may be necessary to consummate the transactions contemplated hereby.

     5.13 AUDITED FINANCIAL STATEMENTS. NTI shall promptly take any action necessary to enable Buyer to timely file any required SEC reports including an audited balance sheet of NTI for each of the two immediately preceding fiscal years and as of March 31, 1997, and an audited income statement, statement of cash flows and statement of shareholders' equity for each of the three preceding years and for the six-month periods ended March 31, 1997 and 1996 (the "Audited Financial Statements") with an unqualified opinion thereon from a certified public accountant reasonably acceptable to Buyer, together with the consent of the applicable auditor, in form and content reasonably acceptable to Buyer, to the effect that such financial statements may be included in future public filings of Buyer with the SEC. Such financial statements shall be prepared in accordance with generally accepted accounting principles and the reporting requirements of the SEC, including the rules applicable under Regulation S-X. Such statements of income do not contain any items of special or non-recurring income or any other income not earned in the ordinary course of business except as expressly specified therein, and the Audited Financial Statements include all adjustments, which consist of normal recurring accruals and all elements of allocable overhead, necessary for such fair presentation.

     5.14 PUBLIC ANNOUNCEMENTS. NTI, each of the Sellers, each of the Principals and Lang acknowledges that Buyer is a publicly-held company and dissemination of information concerning this transaction or trading in Buyer's stock by any party to this transaction or any party receiving information from any party to this transaction prior to public release could result in violation of SEC insider trading regulations. Therefore, NTI and each of the Sellers agrees not to disseminate any information or make any public statement concerning the transactions other than what is in press releases of Buyer, provided, however, that Buyer shall not issue any press release or other public announcement regarding the execution of this Agreement without the prior consent of the Sellers, which consent shall not be unreasonably withheld or delayed.

     5.15 ADVERSE EVENTS. Promptly after the occurrence, or failure to occur, of any event, the occurrence or failure of which would (i) materially adversely affect, or could reasonably be expected to materially adversely affect, the assets, properties, operations, business, prospects, or condition (financial or otherwise) of NTI or the ability of any Seller, Principal or NTI to perform any of its obligations under this Agreement, or
(ii) which, if known as of the date of this Agreement, would have been required to be disclosed to Buyer or (iii) causes any representation or warranty contained in this Agreement or any Schedule or Exhibit hereto to be untrue or inaccurate at any time from the date of this Agreement to and including the Closing, NTI, Principal and/or such Seller shall provide to Buyer all relevant information related thereto.

     5.16 EMPLOYEES. On or before the Closing Date, NTI shall deliver to Buyer a list of NTI's employees as of the end of the calendar month immediately preceding the Closing, indicating the following information for each employee:

     5.16.1 his or her compensation and any applicable severance arrangement;

     5.16.2    whether remunerated on an hourly, weekly, or monthly basis;

     5.16.3    date of most recent commencement of service with NTI; and

     5.16.4 accrued holiday, vacation, sick leave, long service entitlement (if any) and permitted time-off due as compensation for additional time worked, all of which are accurately reflected in the financial statements of NTI.

     5.17 EXPENSES. Sellers shall indemnify and hold harmless Buyer and NTI in respect of any expenses or claims for fees in excess of the amounts set forth in Section 3.33 hereof with respect to the transactions contemplated herein by anyone claiming to have acted for the benefit of, or on behalf of, NTI or the Sellers.

     5.18 POOLING TREATMENT. NTI shall use its best efforts and shall cause its independent certified public accountants to use their best efforts to provide all information, documents and representations reasonably requested by Buyer or its independent certified public accountants in order that the transactions contemplated by this Agreement can be treated under all relevant accounting principles, opinions and rulings, including Accounting Principles Board Opinion No. 16 as a pooling-of-interests combination.

            ARTICLE 6. COVENANTS OF BUYER PENDING ACQUISITION

     Buyer covenants and agrees that:

     6.1 CORPORATE ACTION. Subject to the provisions of this Agreement, Buyer will take all necessary corporate and other action required of it to carry out the transactions contemplated by this Agreement; provided, however, that nothing in this Article 6 or anywhere else in this Agreement shall require Buyer to carry out such transactions if a Final Order (as defined in Section 9.2 of this Agreement) would contain or require a term, condition or provision which, in Buyer's sole determination, is unduly burdensome.

     6.2 CONFIDENTIALITY. Buyer shall maintain all information gained from NTI in connection with its evaluation of the transactions contemplated by this Agreement (the "NTI Confidential Information") in strict confidence, and shall take all precautions necessary to prevent disclosure, access to, or transmission of the NTI Confidential Information, or any part thereof, to any third party, except (i) for the exclusive purpose of evaluating the Merger, (ii) as required by law or an order of any court having competent jurisdiction, and (iii) as is necessary or required for Buyer to satisfy its disclosure obligations under the federal and state securities laws. In the event the Closing does not occur for any reason, Buyer shall, immediately upon NTI's request, return all copies and recordings of the NTI Confidential Information in its possession or under its control and delete all records thereof in any data storage system maintained by or for Buyer.

     6.3 NOTICE OF PROCEEDINGS. Buyer will, upon becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of this Agreement or the transactions contemplated hereunder, or upon receiving any notice from any governmental department, court, agency or commission of its intention to institute an investigation into, or institute a suit or proceeding to restrain or enjoin the consummation of this Agreement or such transactions if consummated, promptly notify NTI in writing of such order, decree, complaint or notice.

     6.4 NASDAQ NMS LISTING. Buyer agrees that, following Closing, it will use its reasonable best efforts to qualify its common stock for listing on the Nasdaq NMS.

     ARTICLE 7. CONDITIONS TO THE OBLIGATIONS OF THE SELLERS AND NTI

     The obligations of the Sellers and NTI under this Agreement are, at the option of the Sellers and NTI, subject to the fulfillment of the following conditions prior to or at the Closing.

     7.1  REPRESENTATIONS, WARRANTIES, COVENANTS.

     7.1.1 All representations and warranties of Buyer contained in this Agreement and in any certificate, Exhibit or Schedule to be delivered by Buyer pursuant hereto or in connection with the transactions contemplated hereby shall be true and accurate in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing and shall then be true and accurate in all material respects;

     7.1.2 Buyer shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or at the Closing;

     7.1.3 Buyer shall have delivered to NTI a certificate of an officer of Buyer, dated as of the Closing, certifying to the fulfillment of the conditions set forth in this Section 7.1.

     7.2 PROCEEDINGS. No order of any court or other governmental agency shall have been issued which enjoins the consummation of the transactions contemplated by this Agreement.

     7.3 PROCEEDINGS AND INSTRUMENTS SATISFACTORY. All proceedings, corporate, regulatory or otherwise, to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto, shall be satisfactory in form and substance to the Sellers and Buyer shall have furnished the Sellers with certified copies of such proceedings and such other instruments and documents as the Sellers shall have reasonably requested.

     7.4 DELIVERY OF STOCK. Subject to Section 8.19 hereof, Buyer shall have delivered to the Sellers certificates representing shares of the Stock in an amount determined as provided in Article 1 of this Agreement. Such Stock shall be validly issued, fully paid and non-assessable, will not be subject to any preemptive rights and will be duly listed for trading on the Nasdaq SCM Automated Confirmation Transaction Service. Each such certificate shall bear the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Such certificates (including, without limitation, any certificate issued upon transfer or in exchange therefor or in substitution therefor) shall also bear any legend required under any applicable state securities or blue sky laws. Buyer may make a notation on its records or give instructions to any transfer agents or registrars for the Stock in order to implement the restrictions on transfer set forth in this Section 7.4. In connection with any transfer of such Stock, the transferor shall provide Buyer with such customary certificates, opinions and other documents as Buyer may reasonably request to assure that such transfer complies fully with applicable securities and other laws. Buyer shall not incur any liability for any delay in recognizing any transfer of such Stock if Buyer in good faith believes that such transfer may have been or would be in violation of any material respect of the provisions of the Securities Act or applicable state securities or blue sky laws. After such time as the legend described by this Section 7.4 is no longer required on any certificate or certificates representing any of the Stock in the good faith judgment of Buyer, upon request of a Seller, Buyer shall cause such certificates or certificates to be exchanged for a certificate or certificates that do not bear such legend.

     7.5 REGISTRATION RIGHTS AGREEMENT. Buyer shall have executed and delivered to the Sellers the Registration Rights Agreement in substantially the form attached hereto and made a part hereof as Schedule 7.5.

     7.6 EMPLOYMENT AND CONSULTING AGREEMENTS. On or before the Closing, Buyer shall have entered into employment agreements with Leaf and Lang and a consulting agreement with Friend (the "Employment and Consulting Agreements") in substantially the forms attached hereto and made a part hereof as Schedules 7.6.1 (with respect to the Employment Agreements) and
7.6.2 (with respect to the Consulting Agreement).

     7.7 TAX OPINION. Sellers shall have received a tax opinion from its counsel or independent certified accountants, based on customary reliance and subject to customary qualifications, to the effect that for federal income tax purposes:

     7.7.1 the acquisition by Sellers of the Stock solely in exchange for NTI Stock will qualify as a reorganization under Section 368(a)(1)(B) of the Code;

     7.7.2 no gain or loss will be recognized by the Sellers upon the receipt of the Stock in exchange for NTI Stock;

     7.7.3 The holding period of the Sellers for the Stock received in exchange for the NTI Stock will include their respective holding period for the NTI Stock; and
     7.7.4 The tax basis of the Stock received by Sellers in exchange for NTI Stock will be the same as the tax basis of the NTI Stock exchanged.

     7.8 CONSENTS. Buyer shall have obtained all consents required to be obtained in order to consummate the transactions contemplated by this Agreement.

            ARTICLE 8. CONDITIONS TO THE OBLIGATIONS OF BUYER

     The obligations of Buyer under this Agreement are, at the option of Buyer, subject to the fulfillment of the following conditions prior to or at the Closing:

     8.1  REPRESENTATIONS, WARRANTIES, COVENANTS.

     8.1.1 All representations and warranties of NTI, the Sellers and the Principals contained in this Agreement and in any certificate, Exhibit or Schedule to be delivered pursuant hereto or in connection with the transactions contemplated hereby, which Schedule or Exhibit shall not be amended by NTI, the Sellers or the Principals without Buyer's prior written consent, shall be true and accurate in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing and shall then be true and accurate in all material respects.

     8.1.2 NTI, the Sellers and the Principals shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by them prior to or at the Closing;

     8.1.3 The Sellers, the Principals and NTI shall each deliver to Buyer at the Closing a certificate, certifying to the fulfillment of the conditions set forth in this Section 8. 1.

     8.2 PROCEEDINGS. There shall be no claims, actions, suits or proceedings pending or threatened against NTI, the Sellers or the Principals which would restrict or prohibit NTI, the Sellers or the Principals from consummating the transactions contemplated by this Agreement.

     8.3  NO CASUALTY.   Prior to the Closing, there shall not have
occurred any damage, destruction or loss not covered by insurance exceeding $10,000.

     8.4 PROCEEDINGS AND INSTRUMENTS SATISFACTORY. Except as provided for in Section 9.2 hereof, all consents, approvals or proceedings, corporate, regulatory or otherwise, required by third parties or governmental authorities to be taken in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be obtained and be satisfactory in form and substance to Buyer and NTI shall have furnished Buyer with certified copies of such proceedings and such other instruments and documents as Buyer shall have reasonably requested.

     8.5 DELIVERY OF NTI COMMON STOCK. The Sellers shall have delivered certificates representing all of the NTI Stock, free and clear of all liens and encumbrances, duly endorsed in blank with guaranteed signatures and all required transfer stamps, if any.

     8.6 NTI'S CREDITORS AND OTHERS. If required by Buyer, each instrument or other agreement or document under which NTI has incurred or may incur debt or bank borrowings or other performance obligations shall have been amended where necessary or appropriate, without the assumption by Buyer or NTI of any additional obligation or cost and in a manner satisfactory in form and substance to Buyer and NTI, so as to permit the transactions contemplated by this Agreement without a default or acceleration of any obligation thereunder and to provide that neither Buyer nor NTI shall become liable, contingently or otherwise, by reason of consummation of such transactions, for acceleration of payment or other performance of such debt, bank borrowings or obligations.

     8.7 NO CHANGE IN NTI'S CAPITALIZATION. NTI's authorized and issued and outstanding capital stock shall be as stated in Section 3.2 and, except for the Lang Option, NTI shall have no agreement, obligation or commitment of any character to issue shares of its capital stock, or debentures, bonds, or other evidences of indebtedness convertible, in whole or in part, into shares of its capital stock. In addition, NTI's long-term debt shall not exceed a total of $660,000.

     8.8 RESOLUTIONS AND RESIGNATION OF NTI'S DIRECTORS. NTI shall have delivered to Buyer at the Closing certified copies of resolutions adopted by the Board of Directors and shareholders of NTI adopting and approving this Agreement and written resignations of NTI directors.

     8.9 CERTIFICATES OF GOOD STANDING. NTI shall have delivered to Buyer a Certificate of Good Standing(or its equivalent) issued by the Secretary of State of the state of each applicable state to the effect that NTI is duly incorporated or qualified to transact business and is in good standing under the laws of such states, as of the date of the Closing. The Leaf Partnership shall have delivered to Buyer a Certificate of Good Standing (or its equivalent) issued by the Secretary of State of the state of its formation to the effect that it is duly formed and qualified to transact business and is in good standing under the laws of such state, as of the Closing.

     8.10 CERTIFIED ARTICLES. NTI shall have furnished to Buyer a copy of its Articles of Incorporation, including all amendments thereto, which shall have been certified by the Secretary of State of the State of Minnesota as of a date reasonably near the Closing Date.

     8.11 CERTIFIED BYLAWS. NTI shall have furnished to Buyer a copy of the Bylaws of NTI which shall have been certified by the Secretary of NTI as of the Closing Date.

     8.12 CERTIFICATE OF INCUMBENCY. NTI shall have furnished to Buyer a Certificate of the Secretary of NTI, certified as of the Closing Date, as to the incumbency and signatures of the officers of NTI executing this Agreement and any document contemplated or delivered under this Agreement.

     8.13 CORPORATE ACTIONS. On or before the Closing (i) the Board of Directors of Buyer shall have approved and ratified this Agreement and authorized the transactions contemplated hereby and (ii) NTI shall have taken, and the Sellers shall cause NTI to have taken all corporate action as may be necessary and satisfactory to Buyer, in its sole discretion, to formalize, update, bolster and ratify the past actions of the employees, officers, directors and shareholders of NTI.

     8.14 SELLER'S ACTIONS. On or before the Closing, the Friend Trust and the Leaf Partnership shall have approved and authorized this Agreement and the transactions contemplated hereby and the Friend Trust and the Leaf Partnership shall each cause their respective entities to have taken all action as may be necessary and satisfactory to Buyer, in its sole discretion, to consummate the transactions contemplated hereby.

     8.15 EMPLOYMENT, CONSULTING AND NON-COMPETE AGREEMENTS. On or before the Closing, the Sellers shall have entered into the Employment and Consulting Agreements.

     8.16 TERMINATION OF CERTAIN AGREEMENTS. NTI shall have furnished to Buyer proof of the termination of (i) the Lang Option (defined below), (ii) the Transfer and Redemption Agreement dated September 7, 1994, and (iii) any and all employment, consulting and affiliate agreements entered into by and between NTI and either of the Principals and any persons or entities affiliated with the Principals, except for the Employment and Consulting Agreements referred in Section 8.15 above.

     8.17 LANG OPTION. After the execution of this Agreement but prior to Closing, the option of Mary Lang to acquire common stock of NTI for cash pursuant to that certain Stock Option Agreement, dated December 10, 1992 (the "Lang Option"), shall have been exercised or terminated. If the option is exercised, Lang shall be bound by each and every term and condition of this Agreement as though she were an original Seller except that Article 10 shall not apply to Lang. In such case, the "Percentage Interest" of each of the Sellers set forth in Article 1 of this Agreement shall be proportionately adjusted to reflect the issuance of NTI common stock to Lang pursuant to the exercise of the Lang Option.

     8.18 ADVERSE CHANGES. There shall be not have occurred any material adverse change in the nature, operations or prospects of the business of NTI from the date of this Agreement through the Closing Date.

     8.19 ESCROW AGREEMENT. At the Closing, each of the Sellers (except for Lang) shall have executed and delivered to Buyer an agreement in substantially the form attached hereto and made a part hereof as Schedule
8.19 (the "Escrow Agreement") pursuant to which there shall be deposited in escrow (the "Escrow Fund") by each such Seller with an escrow agent of Buyer's choice (the "Escrow Agent"), ten percent (10%) of the total number of shares of Stock each such Seller receives at Closing (the "Escrowed Shares") to secure the indemnification obligations of such Sellers under this Agreement.

ARTICLE 9. MUTUAL COVENANTS AND CONDITIONS TO OBLIGATIONS OF NTI AND BUYER

     9.1 APPLICATIONS TO THE COMMISSIONS. As soon as practicable after execution of this Agreement, NTI and Buyer shall join in applications to the Commissions requesting the approvals and authorizations of each such Commission of the transactions contemplated by this Agreement. Buyer shall bear all fees of the Commissions charged in connection with or incidental to the filing and processing of the aforesaid applications, as well as the cost of filing and processing. All other fees of legal counsel and accountants and other "out-of-pocket" expenses shall be borne by the party incurring them.

     9.2 NECESSITY FOR COMMISSION APPROVALS. The obligations of NTI, Buyer and the Sellers under this Agreement are subject to the receipt prior to the Closing of an opinion of counsel acceptable to the parties to the effect that applications for Final Orders (as defined below) have been
filed and there is no legal basis for the denial of a Final Order.   For
the purposes of this Section 9.2, a "Final Order" shall mean an order of any Commission which is not subject to rehearing by such Commission or to judicial review. The provisions of the prior sentence notwithstanding, nothing in this Section 9.2 shall be construed to require a party to seek judicial review of a Commission order if, upon reconsideration by the Commission which issued such an order upon the motion of a party to this Agreement or a third party, a party to this Agreement determines that such an order upon reconsideration contains a term, condition or provision which is unduly burdensome.

     Each of the parties to this Agreement agrees that if Buyer, using its reasonable judgment, determines that an application to any other state or federal agency for its approval and authorizing of the transactions contemplated herein is required, then Buyer shall file such application and the Sellers and NTI shall join in such application with Buyer and otherwise act in accordance with the provisions of Section 9.1 of this Agreement with respect to such application.

     9.3 BOARD REPRESENTATION. Buyer will use its reasonable best efforts to cause the election of John V. Leaf and Albert A. Woodward to the Board of Directors of Buyer.

     9.4 EXPENSES. Whether or not the transactions contemplated by this Agreement are concluded, all costs and expenses incurred by NTI shall be paid by NTI, all costs and expenses incurred by Buyer shall be paid by Buyer, and all costs and expenses incurred by Sellers shall be paid by Sellers, relating to personal tax or estate planning matters shall be paid by the Seller incurring such cost or expense.

                    ARTICLE 10.  INDEMNITY AGREEMENTS

     10.1 SELLERS' LITIGATION INDEMNITY AGREEMENTS. The Sellers, proportionally in accordance with their Percentage Interest, shall for a period of one (1) year from the Closing Date indemnify NTI, Buyer and its affiliates and hold its affiliates harmless from any and all claims, actions, suits, liabilities, losses, damages and expenses of every nature and character (including, but not by way of limitation, all reasonable attorneys' fees and all amounts paid in settlement of any claim, action or suit) ("Losses") which arise or result directly or indirectly from matters set forth on Schedule 3.10 hereof, or which should have been listed on such Schedule, provided, however, that the indemnification obligation contained in this Section 10.1 shall not apply to any Losses which arise or result directly or indirectly from any such matters unless a Notice of Claim (as defined below) has been delivered to the Sellers or Principals prior to the first anniversary of the Closing Date. If a Notice of Claim has been delivered prior to such anniversary date, any and all such Losses, whether incurred prior to or after such anniversary date, shall be subject to indemnification under this Section 10.1.

     10.2 SELLERS' OTHER INDEMNITY AGREEMENTS. All representations and warranties made in this Agreement by the Sellers and Principals are made to and for the benefit of both Buyer and NTI. With respect to all such representations or warranties in this Agreement (and/or in the Exhibits or Schedules attached hereto and the documents to be delivered by the Sellers and Principals at the Closing), the Sellers, proportionally in accordance with their Percentage Interest, shall for a period of one (1) year from the Closing Date indemnify Buyer and NTI against and hold Buyer and NTI harmless from any and all claims, actions, suits, liabilities, losses, damages, and expenses of every nature and character (including, but not by way of limitation, all reasonable attorneys' fees and all amounts paid in settlement of any claim, action or suit) ("Losses") which arise or result directly or indirectly from any breach of any representation or warranty, provided, however, that the indemnification obligation contained in this
Section 10.1 shall not apply to any Losses which arise or result directly or indirectly from any such matters unless a Notice of Claim (as defined below) has been delivered to the Sellers prior to the first anniversary of the Closing Date. If a Notice of Claim has been delivered prior to such anniversary date, any and all such Losses, whether incurred prior to or after such anniversary date, shall be subject to indemnification under this
Section 10. 1.

     10.3 BUYER'S INDEMNITY AGREEMENTS. With respect to all representations and warranties made by Buyer in this Agreement (and/or in the Exhibits and Schedules attached hereto and the documents to be delivered by Buyer at the Closing), Buyer shall for a period of one (1) year from the Closing Date indemnify the Sellers against and hold the Sellers harmless from any and all Losses which arise or result directly or indirectly from any breach of any such representation or warranty, provided, however, that the indemnification obligation contained in this
Section 10.3 shall not apply to any Losses which arise or result directly or indirectly from any such matters unless a Notice of Claim (as defined below) has been delivered to Buyer prior to the first anniversary of the Closing Date. If a Notice of Claim has been delivered prior to such anniversary date, any and all such Losses, whether incurred prior to or after such anniversary date, shall be subject to indemnification under this
Section  10.3.

     10.4 LIMITATION OF AMOUNT. No party indemnified under Section 10.1 and 10.2 above shall make a claim for indemnification unless and until such party has incurred a Loss based on a single or series of related items for which such party is entitled to indemnification in excess of $50,000 or cumulative Losses of any kind or dollar amount for which such party is entitled to indemnification in excess of a total sum of $100,000, except to the extent that such Losses have been incurred by virtue of or resulted from fraud, gross negligence or intentional misrepresentation in which case this Section 10.4 (including the next sentence) shall not apply. In no event shall the aggregate liability of the Sellers to Buyer and NTI for indemnification under this Article 10 exceed $3,000,000.

     10.5 NO LIMITATION. The indemnity agreements in this Article 10 shall not constitute a limitation on any of the warranties, representations, covenants or agreements herein.

     10.6 PROCEDURE FOR GENERAL CLAIMS. Buyer shall give reasonably prompt written notice to Sellers of any claim or event other than Third Party Claims (as defined below) with respect to which Buyer believes it or its affiliates is or may be entitled to indemnification pursuant to this
Article 10 and the Sellers shall give reasonably prompt notice to Buyer of any claim or event other than Third Party Claims with respect to which the Sellers believe they are or may be entitled to indemnification pursuant to this Article 10 (in each case, a "Notice of Claim"), provided, however, that the failure to give notice as provided in this Section 10.5 shall not relieve the other party of its indemnification obligations hereunder, except to the extent that the indemnifying party is prejudiced by such failure to give notice. The Notice of Claim shall state the nature and basis of said claim or event, the amount thereof to the extent known and the basis of such party's belief that it may be entitled to indemnification with respect thereto, including, without limitation, identifying the representation, warranty, covenant, or agreement which such party believes has been breached.

     10.7 PROCEDURE FOR THIRD-PARTY CLAIMS.

     10.7.1 Buyer, on the one hand, and the Sellers on the other, (the "Indemnified Party"), shall give reasonably prompt written notice to the other (the "Indemnifying Party") of any claim or event with respect to which the

               Indemnified Party believes it is or may be entitled to indemnification pursuant to this Article 10 resulting from any claim, action, suit or proceeding brought by any third party in connection with any litigation, administrative proceedings or similar actions (including, without limitation, claims by any assignee or successor of a party hereto or any governmental agency) (collectively, "Third Party Claims"), together with an estimate of the amount in dispute thereunder and a copy of any claim, process, legal pleadings or correspondence with respect thereto received by the Indemnified Party, provided, however, that the failure of the Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent that the Indemnifying Party is prejudiced by such failure to give notice. Within ten days of receipt of such notice, the Indemnifying Party may, by written notice to the Indemnified Party, assume the defense of such Third Party Claim through counsel of its own choosing (which counsel shall be reasonably acceptable to the Indemnified Party) with all fees and expenses thereof to be paid by the Indemnifying Party, in which event the Indemnified Party may participate in the defense thereof at its sole expense, provided that such Indemnified Party shall have the right to employ separate counsel to represent such Indemnified Party if, in such Indemnified Party's reasonable judgment, a conflict of interest between the Indemnifying Party and such Indemnified Party exists with respect to such Third Party Claim, with all fees and expenses of such separate counsel to be paid by the Indemnifying Party. If the Indemnifying Party fails to assume the defense of such Third Party Claim by filing to deliver a written notice of the Indemnifying Party's intention to assume such defense within ten days after receipt of the initial notice thereof, or thereafter abandons or fails to diligently pursue such defense (and only in such circumstances), the Indemnified Party may assume such defense and the fees and expenses of its counsel will be paid by the Indemnifying Party. If the Indemnifying Party exercises its right to undertake the defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all pertinent records, materials, and information in its possession or under its control relating thereto as is reasonably required by the Indemnifying Party, with all expenses incurred in connection therewith to be paid by the Indemnifying Party. Similarly, if the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party all such records, materials and information in the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party, with all expenses incurred in connection therewith to be paid by the Indemnifying

               Party. Notwithstanding anything in this Section 10.6 to the contrary, however, if a claim shall be made with respect to which the Indemnifying Party has agreed to assume the defense thereof, the Indemnifying Party shall not thereafter be entitled to dispute, and hereby agrees not to dispute, the Indemnified Party's right to indemnification therefor pursuant to Article 10 hereof or any subsequent claims of the Indemnified Party with respect to such Third Party Claim.

     10.7.2 The Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle or compromise any Third Party Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all liability in respect of such Third Party Claim, (ii) settle or compromise any Third Party Claim in any manner that may adversely affect the Indemnified Party or (iii) upon the issuance of an order of a court of competent jurisdiction or an arbitrator with respect to such Third Party Claim, appeal or otherwise challenge such order. Upon the settlement or compromise of any Third Party Claim, the order of a court of competent jurisdiction or arbitrator (if the Indemnified Party has failed to consent to the appeal or challenge thereof) with respect thereto or the final, non-appealable order of any appellate court (if the Indemnified Party has consented to the appeal or challenge thereof) with respect thereto, as the case may be, any resulting settlement, award, damages or judgment shall be paid (i) in the case of any such Third Party Claim with respect to which the Sellers are the Indemnifying Party, by the Sellers, and (ii) in the case of any such Third Party Claim with respect to which Buyer is the Indemnifying Party, by Buyer.

         ARTICLE 11.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     11.1 SURVIVAL. The several representations and warranties of the parties contained in or made pursuant to this Agreement shall be deemed to have been made on and as of the Closing and shall remain operative and in full force and effect until the fifth anniversary of the Closing Date, regardless of any investigation or statement as to the results thereof, made by or on behalf of any such party. Except for the provisions of
Article 10, and Sections 5.10, 5.17, 6.2, 9.3, 9.4, 12.6, 12.7, 12.8
through 12.11, inclusive, and 12.13 through 12.15, inclusive, of this Agreement, the several covenants and agreements of the parties contained in this Agreement shall expire on the Closing Date and, except for the provisions of Sections 5.10, 6.2, 9.3, 9.4, 12.2, 12.3, 12.5, 12.6, 12.8
through 12.11, inclusive, and 12.13 through 12.15, inclusive, of this Agreement, the several covenants and agreements of the parties contained in this Agreement shall expire on the termination or abandonment of this Agreement.

                      ARTICLE 12.  MISCELLANEOUS

     12.1 ABANDONMENT OF TRANSACTION. The transaction may be abandoned, and this Agreement terminated, at any time after the date of this
Agreement, but not later than the Closing, by:

     12.1.1 The mutual consent of the Board of Directors of NTI and Buyer, or

     12.1.2 Buyer, if NTI or Sellers is in willful breach of any of its representations, warranties, covenants or agreements under this Agreement in any material respect; or

     12.1.3 NTI or Sellers, if Buyer is in willful breach of any of its representations, warranties, covenants or agreements under this Agreement in any material respect; or

     12.1.4 Either party hereto if the consummations of the transactions contemplated by this Agreement have been enjoined and such injunction is not subject to appeal or if a Final Order which contains an unduly burdensome term, condition or provision is issued and no appeal is taken therefrom; or

     12.1.5 NTI, Sellers or Buyer if the transactions contemplated herein shall not have become effective on or before June 30, 1997.

     12.2 EFFECT OF TERMINATION OR ABANDONMENT. If for any reason the transactions contemplated hereby shall not become effective, all written schedules and other information and all copies of material from the books and records of any party heretofore furnished to any other party shall be returned promptly to the party furnishing the same and, in such event, the provisions of this Agreement relating to confidential information shall survive the termination of this Agreement and the abandonment of the reorganization.

     12.3 LIABILITIES. In the event this Agreement is terminated and the contemplated transactions are abandoned pursuant to Section 12.1 hereof, no party hereto shall have any duty or liability to the other either for costs, expenses, loss of anticipated profits or otherwise, except with respect to any liability or damages incurred or suffered by a party as a result of the breach by the other party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     12.4 ASSIGNMENT. This Agreement shall not be assigned by NTI or the Sellers.

     12.5 FURTHER ASSURANCES. From time to time prior to, at and after the Closing, the Sellers, NTI and Buyer will and will cause their respective directors and officers to execute all such instruments and take all such actions as the Sellers, Buyer or NTI, being advised by counsel, shall reasonably request in connection with the carrying out and effectuating of the intent and purpose hereof and all transactions and things contemplated by this Agreement including, without limitation, the execution and delivery of any and all confirmatory and other instruments in addition to those to be delivered on the Closing, and any and all actions which may reasonably be necessary or desirable to complete the transactions contemplated hereby.

     12.6 NOTICES. All notices, demands and other communications which may or are required to be given hereunder or with respect hereto shall be given by NTI on behalf of itself and the Sellers, and by Buyer on behalf of itself. All such notices, demands and other communication shall be in writing, shall be given either by personal delivery or by nationally recognized overnight courier or by telecopier, and shall be deemed to have been given or made when personally delivered, one business day after delivered to a nationally recognized overnight courier, postage prepaid and receipt requested, or one business day after transmission by telecopier, receipt confirmed, addressed as follows:

     (i)  If to Buyer:

          Network Long Distance, Inc.
          Corporate Headquarters
          525 Florida Street
          Baton Rouge, LA 70801

with a copy to:

          James M. Ash, Esq.
          Blackwell Sanders Matheny Weary & Lombardi
          2300 Main, Suite 1100
          Kansas City, MO 64108

or to such other address as Buyer may from time to time designate by notice to NTI and the
Sellers;

     (ii) If to NTI:

          National Teleservice, Inc.
          P.O. Box 1142
          111 Riverfront
          Winona, WI 55987

with copies to:

          Albert A. Woodward, Esq.
          Maun & Simon, PLC
          2000 Midwest Plaza Building West
          801 Nicollet Mall
          Minneapolis, MN 55402-2534

     (iii) If to Sellers:

          O. A. Friend, Sole Trustee under The 1993 Friend
           Family Revocable Trust
          77-740 Seminole
          Indian Wells, CA 92260

          Leaf Family Partners, Ltd.
          Attn: John V. Leaf, General Partner
          P.O. Box 30055
          Winona, MN 55987

     (iv) If to Principals:

          O. A. Friend
          77-740 Seminole
          Indian Wells, CA 92260

          John V. Leaf
          P.O. Box 30055
          Winona, MN 55987

     (v)  If to Lang:

          Mary J. Lang
          P. O. Box 1142
          111 Riverfront
          Winona, MN 55987

or to such other address as NTI, the Sellers, the Principals and Lang may from time to time designate by notice to the other parties.

     12.7 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any and all prior agreements between the parties relating to the subject matter hereof.

     12.8 RULES OF CONSTRUCTION. This Agreement shall be construed as follows:

     12.8.1 except as otherwise defined in this Agreement, words shall be given their commonly understood meaning in agreements of this nature, except that accounting terms shall be given the meaning ascribed thereto by generally accepted accounting principles and interpretations;

     12.8.2 this Agreement has been negotiated on behalf of the parties hereto with the advice of counsel and no general rule of contract construction requiring an agreement to be more stringently construed against the drafter or proponent of any particular provision shall be applied in construction of this Agreement;

     12.8.3 the captions of Articles and Sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

     12.9 LAW GOVERNING. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, but not including the choice of law rules thereof.

     12.10 WAIVER OF PROVISIONS. The terms, covenants, representations, warranties or conditions of this Agreement may be waived only by a written instrument executed by the party waiving compliance. Such waiver shall be authorized solely by the individual or his personal representative, if the Sellers, or the majority vote of the Board of Directors or the Executive Committee of the corporate party waiving compliance or by officers authorized by such Board or Committee. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or the breach of any provision, term covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement. The representations and warranties of the Sellers and NTI, on the one hand, and Buyer, on the other hand, contained in this Agreement or in any certificate or other document delivered pursuant hereto or in connection herewith prior to or at the Closing shall not be deemed waived or otherwise amended or modified by any investigation made by any party hereto.

     12.11 SUCCESSORS. All of the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of Buyer and of NTI and the successors and personal representatives of the Sellers. For the purpose of this Agreement, the term "successors" shall include but not be limited to heirs, legatees, and devisees, and the term "personal representatives" shall include administrators, executors, guardians, and conservators.

     12.12 COUNTERPARTS. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all parties are not signatory to the original or the same counterpart.

     12.13 PUBLIC STATEMENTS OR RELEASES. NTI, the Sellers and Buyer each agree not to make, issue or release any public announcement, statement or acknowledgment of the existence of, or reveal the terms, conditions and status of, the transactions provided for in this Agreement, without first attempting to the extent reasonably possible (and in all cases with regard to written matters) to clear such announcement, statement, acknowledgment or revelation with the other parties hereto. Each party agrees that it will not unreasonably withhold any such consent or clearance from another party.

     12.14 SEVERABILITY. In the event that any provision in this Agreement be held invalid or unenforceable, by a court of competent jurisdiction, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement, unless such provision goes to the essence of this Agreement in which case the entire Agreement may be declared invalid and not binding upon any of the parties.

     12.15 NO THIRD PARTY BENEFICIARIES. This Agreement and the obligations of parties hereunder shall operate exclusively for the benefit of the parties executing this Agreement and their permitted successors and assigns and not for the benefit of any other person or entity, including, without limitation, any other shareholder, creditor, employee or former employee of NTI and no such person or entity shall have any rights or remedies hereunder.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and their corporate seals, if applicable, to be hereunto affixed, effective as of the day and year first above written.

                              NATIONAL TELESERVICE, INC.



                              By:__________________________________
                                   John V. Leaf, President

                              O. A. FRIEND AS SOLE TRUSTEE UNDER THE 1993
                              FRIEND FAMILY REVOCABLE TRUST



                              By:__________________________________
                                 O. A. Friend, Sole Trustee

                              LEAF FAMILY PARTNERS, LTD.



                              By:__________________________________
                                 John V. Leaf, General Partner


                              By:__________________________________
                                 Cynthia Ann Leaf, General Partner

                              _____________________________________
                              O. A. Friend


                              _____________________________________
                              John V. Leaf


                              NETWORK LONG DISTANCE, INC.



                              By:__________________________________
                              Name:  Timothy A. Barton
                              Title:    President


                              _____________________________________
                              Mary J. Lang

                                                             SCHEDULE 7.5

                      REGISTRATION RIGHTS AGREEMENT


     Registration Rights Agreement, dated as of May 12, 1997 (this "Agreement"), among NETWORK LONG DISTANCE, INC., a Delaware corporation (the"Company") and O. A. FRIEND, sole Trustee and his successors in trust under THE 1993 FRIEND FAMILY REVOCABLE TRUST, LEAF FAMILY PARTNERS, LTD. and MARY J. LANG (each a "Shareowner").

                          W I T N E S S E T H :

     WHEREAS, pursuant to a Stock Acquisition Agreement (the "Acquisition Agreement") dated as of May 5, 1997, among the Company, National Teleservice, Inc., a Minnesota corporation ("NTI"), and Shareowners, all shares of common stock, no par value of NTI shall, at the Closing Date (as defined in the Acquisition Agreement), be transferred to the Company (the "Transaction") in exchange for an aggregate of 3,274,188 shares (the "Shares") of common stock, par value $.0001 per share, of the Company ("Common Stock"); and

     WHEREAS, it is a condition to the obligations of the Company and the Shareowners to consummate the Transaction that this Agreement be executed and delivered by the parties hereto.

     NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

     Section 1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     (a) "Business Day" shall mean any day that is not a Saturday, a Sunday, a bank holiday or any other day on which commercial banking institutions in New York, New York are not generally open for business.

     (b)  "Holder" shall mean any Shareowner that owns of record
Registrable Securities.

     (c) "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.

     (d) "Registrable Securities" shall mean the Shares and any shares of Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act (as defined below) and continued to be effective for 120 days thereafter, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities

Act, (iii) they shall have been otherwise transferred (except transfers to another Shareowner or to a Shareowner's estate in accordance with Section 7(i)), new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) they shall have ceased to be outstanding.

     (e) "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and flag fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, on the Nasdaq National Market System ("Nasdaq NMS") or the Nasdaq Small Cap Market ("Nasdaq SCM") pursuant to clause (vii) of Section 4, or
(v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance and the reasonable fees of any special experts retained by the Company in connection with the requested registration.

     (f) "SEC" shall mean the Securities and Exchange Commission or its successor.

     (g) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any similar federal statute.

     Section 2.     INCIDENTAL REGISTRATIONS.

     (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If, at any time commencing ninety (90) days after the Closing Date, the Company proposes to register Common Stock under the Securities Act in connection with the public offering of Common Stock for its own account solely for cash (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to each Holder of its intention to do so and of the Holder's rights under this
Section 2. Upon the written request of any Holder received by the Company within 15 days after the delivery of any such notice by the Company (which request shall specify the amount of Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders, subject to Section 2(c) and Section 7, to the extent required to permit the disposition of the Registrable Securities so to be registered; PROVIDED, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) if such registration involves an underwritten offering, each Holder requesting to be included in the Company's registration must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or other selling holders, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate for such underwriters in combined primary and secondary offerings.

     (b) EXPENSES. In connection with any registration effort pursuant to this Section 2, each Holder will pay (i) a pro rata portion of the aggregate Registration Expenses (based on the number of such Holders' Registrable Securities included in a Registration Statement at the time the Registration Statement is filed with the SEC relative to the total number of securities covered by such Registration Statement at such time), (ii) a pro rata portion (based on the number of such Holders' Registrable Securities included in a Registration Statement at the time the Registration Statement is filed with the SEC relative to the total number of securities covered by such Registration Statement at such time) of the aggregate fees and disbursements of underwriters customarily paid by the issuers or sellers of securities which may not be included in the Registration Expenses, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, (iii) the fees and disbursements of counsel to such Holder, and (iv) all underwriting discounts and commissions and transfer taxes, if any, applicable to shares of Registrable Securities to be sold on behalf of such Holder. All other Registration Expenses shall be paid by the Company.

     (c) PRIORITY IN INCIDENTAL REGISTRATIONS. If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on such offering as contemplated by the Company (including the price at which the Company or other holders of Securities propose to sell such securities), then the Company will include in such registration
(i) first, 100% of the securities the Company or such other holders propose to sell and (ii) second, the number of Registrable Securities requested to be included in such registration by the Holders (in proportion (as nearly as practicable) to the number of such Registrable Securities each Holder requested to be registered pursuant to Section 2(a)) which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above.

<PAGE.

     Section 3.     REGISTRATION ON REQUEST.

     (a)  REQUEST BY A HOLDER.

          (i) Subject to (iii) below, if, at any time after July 31, 1997 until April 30, 1998, the Company shall receive a written request from a Holder that the Company effect the registration under the Securities Act of all or part of such Holder's Registrable Securities constituting in the aggregate at least 100,000 shares (except that such amount shall be 50,000 shares for Mary J. Lang) (such number of shares to be adjusted to reflect any stock split, stock dividend, or other combination or reclassification of the Company's capital stock after the date hereof) and specifying the intended method of disposition thereof, then the Company will, within ten (10) days after the receipt thereof, give written notice to all other Holders of the receipt of such request and each such Holder, in lieu of exercising his rights under Section 2(a), may elect (by written notice received by the Company within ten (10) days from the date the Company provided the aforementioned notice to such Holder) to have his Registrable Securities included in such registration pursuant to this Section 3(a)(i), PROVIDED, HOWEVER, that the total aggregate number of all Registrable Securities, which may be registered pursuant to this
     Section 3(a)(i) shall not exceed 35% of all Registrable Securities owned by all Holders and if more than one Holder elects to have his Registrable Securities included in a registration pursuant to this
     Section 3(a)(i), then the number of Registrable Securities to be registered on behalf of each such Holder shall be determined on a pro rata basis. Thereupon, subject to (iii) below, the Company will, as soon as is practicable, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders, PROVIDED that each Holder shall have the right to request the Company to register such Registrable Securities pursuant to this Section 3(a)(i) on only one occasion.

          (ii) Subject to (iii) below, if, at any time commencing after April 30, 1998, the Company shall receive a written request from a Holder that the Company effect the registration under the Securities Act of all or part of such Holder's Registrable Securities constituting in the aggregate at least 100,000 shares (such number of shares to be adjusted to reflect any stock split, stock dividend, or other combination or reclassification of the Company's capital stock after the date hereof) and specifying the intended method of disposition thereof, then the Company will, within ten (10) days after the receipt thereof, give written notice to all other Holders of the receipt of such request and each such Holder, in lieu of exercising his rights under Section 2(a), may elect (by written notice received by the Company within ten (10) days from the date the Company provided the aforementioned notice to such Holder) to have his Registrable Securities included in such registration pursuant to this Section 3(a)(ii). Thereupon, subject to (iii) below, the Company will, as soon as is practicable, use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders, PROVIDED that each Holder shall have the right to request the Company to register such Registrable Securities pursuant to this Section 3(a)(ii) on only one occasion.

          (iii) The Company's obligations under this Section 3(a) shall be subject to the limitations set forth in Section 7, and the Company
     (i) shall not be obligated to cause any special audit (excluding any audit of NTI required under Regulation S-X of the SEC) to be undertaken in connection with any such registration under this Section 3(a), (ii) at its sole discretion may offer a right to participate in such registration statement to other holders of the Company's securities, and may itself participate in such registration, (iii) shall be entitled to postpone for a reasonable period of time, but not in excess of 90 days, the filing of any registration statement otherwise required to be prepared pursuant to this Section 3(a) if the Company is, at such time, conducting or about to conduct an underwritten public offering of equity securities (or securities convertible into equity securities) and is advised in writing by its managing underwriter that such offering would in its opinion be adversely affected by the registration so requested and (iv) shall be entitled to postpone such requested registration for up to 120 days if the Company determines, in view of the advisability of deferring public disclosure of material corporate developments or other information, that such registration and the disclosure required to be made pursuant thereto would not be in the best interests of the Company at such time.

     (b) REGISTRATION STATEMENT FORM. If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

     (c)  EXPENSES.  In connection with any registration pursuant to
Section 3(a), each Holder will pay (i) a pro rata portion of the aggregate Registration Expenses (based on the number of such Holder's Registrable Securities included in a registration statement at the time the registration statement is filed with the SEC relative to the total number of securities covered by such registration statement at such time), (ii) a pro rata portion (based on the number of such Holders Registrable Securities included in a registration statement at the time the registration statement is filed with the SEC relative to the total number of securities covered by such registration statement at such time) of the aggregate fees and disbursements of underwriters customarily paid by the issuers or sellers of securities which may not be included in the Registration Expenses, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, (iii) the fees and disbursements of counsel to such Holder and (iv) all underwriting discounts and commissions and transfer taxes, if any, applicable to shares of Registrable Securities to be sold on behalf of such Holder.

     (d) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 3 will not be deemed to have been effected unless it has become effective, PROVIDED that, if within 120 days after it has become effective the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

     (e) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Section 3 involves an underwritten offering, the parties hereto shall agree on the choice of investment banker or bankers and managers to administer the offering.

     (f) PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the number of Registrable Securities requested to be included in such registration by the Holders (in proportion (as nearly as practicable) to the number of such Registrable Securities each Holder requested to be registered pursuant to Section 3
(a)) and (ii) second, other securities, allocated in such manner as the Company may determine. In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities that the Company or other holders of securities propose to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold and .would not be likely to have an adverse effect on the offering of the Registrable Securities.

     Section 4. REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as reasonably possible:

          (i) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for 120 days, PROVIDED, HOWEVER, that the Company may discontinue any registration of its securities which is being effected pursuant to
     Section 2 at any time prior to the effective date of the registration statement relating thereto;

          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (iii) furnish to each Holder of Registrable Securities covered by a registration statement (each, a "Seller") such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), and such other documents as such Seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such Seller but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current;

          (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Sellers shall reasonably request, except that the Company shag not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (v) notify each Seller, at any time when a prospectus relating to the registration statement is required to be delivered under the Securities Act within the appropriate period referred to in clause (i) of Section 4, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any Seller, prepare and furnish to each Seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

          (vii) use its best efforts to list or admit for trading such Registrable Securities on any securities exchange on which the Common Stock is then listed, or, if the Common Stock is not then listed on a securities exchange, on the Nasdaq NMS or Nasdaq SCM, if such Registrable Securities are not already so listed or admitted for trading and if such listing or admission is then permitted under the rules of such exchange or the NASDAQ NMS or NASDAQ SCM;

          (viii) in the event of any underwritten public offering, enter into an underwriting agreement with a managing underwriter or underwriters selected by the Company containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions, PROVIDED that each Seller participating in such underwriting shall also enter into such agreement;

          (ix) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the Sellers shall reasonably request (provided that Registrable Securities constitute at least 50% of the securities covered by such registration statement, unless such a "cold comfort" letter or letters are provided to the Company or other selling holders in connection with such registration);

          (x) make available for inspection by the Sellers, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any Seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

          (xi) obtain for delivery to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form and scope reasonably satisfactory to such underwriter or agent and their counsel.

     The Company may require each Seller to furnish the Company with such information regarding such Seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each Seller agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of this
Section 4, such Seller will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Seller's receipt of the copies of the supplemented or amended prospectus contemplated by clause (v) of this
Section 4, and, if so directed by the Company, each Seller will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Seller's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (i) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (v) of this Section 4 and to and including the date when each Seller shau have received the copies of the supplemented or amended prospectus contemplated by clause (v) of this Section 4.

     Section 5.     INDEMNIFICATION AND CONTRIBUTION.

     (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act pursuant to
Section 2 or 3, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, each Seller and its affiliates, each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Seller or any such underwriter within the meaning of the Securities Act (collectively, the "Seller Indemnities"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which they may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Seller Indemnitee is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Seller Indemnitee for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding, PROVIDED that the Company shall not be liable to any Seller Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by such Sellers specifically for use in such registration statement (including any amendment or supplement thereto and including any preliminary, final or summary prospectus contained therein), and PROVIDED further that the Company would not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 5(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter or results from any sale of Registrable Securities after receipt by any Seller of Notice under Section 4(v) and before delivery by the Company of any amended or supplemental prospectus referred to in Section 4(v). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Seller Indemnitee and shall survive the transfer of such securities by any Seller.

     (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 4 herein, that the Company shall have received an undertaking reasonably satisfactory to it from each prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless the Company and all other prospective sellers and each of their respective affiliates, respective directors, officers and agents or general and limited partners (and the directors, officers, affiliates and controlling Persons thereof (collectively, the "Company Indemnities"), in the same manner and to the same extent as set forth in Section 5(a) in respect of the Seller Indemnities, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by such underwriter, or written information furnished to the Company by such Seller specifically for use in such registration statement (including any amendment or supplement thereto and including any preliminary, final or summary prospectus contained therein). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective Sellers, or any of their respective affiliates, directors, officers, agents or controlling Persons and shall survive the transfer of such securities by such Seller.

     (c) NOTICE OF CLAIMS, ETC. Promptly after receipt by a Seller Indemnitee or a Company Indemnitee (each, an "Indemnified Party") of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, PROVIDED that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the indemnifying party will be entitled to participate in and to assume control of the defense of such action, including any settlement thereof, PROVIDED that the indemnifying party will not agree to any settlement without the prior consent of the Indemnified Party (which consent shall not be unreasonably withheld) unless such settlement requires no more than a monetary payment for which the indemnifying party agrees to indemnify the Indemnified Party and includes a full, unconditional and complete release of the Indemnified Party, PROVIDED, however, that the Indemnified Party shall be entitled to take control of the defense of any claim as to which, in the reasonable judgment of the indemnifying party's counsel, representation of both the indemnifying party and the Indemnified Party would be inappropriate under the applicable standards of professional conduct due to actual or potential differing interests between them. After notice has been provided by the indemnifying party to such Indemnified Party of its election to assume the defense of any claim pursuant to this Section 5(c), the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense of such claim. In the event that the indemnifying party does not assume the defense of a claim pursuant to this Section 5(c), the Indemnified Party will have the right to defend such claim by all appropriate proceedings, and will have control of such defense and proceedings, PROVIDED that no Indemnified Party shall agree to any settlement without the prior consent of the indemnifying party (which consent shall not be unreasonably withheld) unless the Indemnified Party irrevocably waives its right to indemnity under this Agreement with respect to such settlement. Each Indemnified Party shall, and shall cause their legal counsel to, provide reasonable cooperation to the indemnifying party and its legal counsel in connection with its assuming the defense of any claim, including the furnishing of the indemnifying party with all papers served in such proceeding. In the event that an indemnifying party assumes the defense of an action under this Section 5(c), then such indemnifying party shall, subject to the provisions of this Section 5, indemnify and hold harmless the Indemnified Party from any and all losses, claims, damages or liabilities by reason of such settlement or judgment.

     (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 5 (with appropriate modifications) shall be given by the Company and each Seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

     (e) CONTRIBUTION. If the indemnity provided for in the foregoing paragraphs of this Section 5 is unavailable or insufficient for any reason to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, agrees to contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party on the one hand and the Indemnified Party on the other hand from the sale of securities under such registration statement, (ii) the relative fault of the indemnifying party on the one hand and the Indemnified Party on the other hand in connection with the statements, actions or omissions which resulted in such losses, claims, damages or liabilities and (iii) any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the Indemnified Party on the other hand (i) in the case of an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the indemnifying party or by the Indemnified Party respectively and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the indemnifying party or the Indemnified Party respectively and the parties' relative intent, knowledge, access to information and opportunity to prevent such action or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentences. The amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities referred to in such sentences shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating, preparing to defend or defending any such action or claim.

     (f)  NON-EXCLUSIVITY.  The obligations of the parties under this
Section 5 shall be in addition to any liability which any party may otherwise have to any other party.

     Section 6. HOLDBACK AGREEMENT. If any registration (whether or not Registrable Securities are included therein) shall be in connection with an underwritten public offering, the Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 7 days before or 180 days (or such lesser period as the managing underwriter may permit) after the effective date of such registration, and the Company hereby also so agrees and agrees to request each other holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering or pursuant to a stock option or other employee benefit plan of the Company) to so agree.

     Section 7. CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Registrable Securities of any Holder (except in accordance with Section 3(a)) unless the Company shall have received, concurrently with any request for registration hereunder, the written opinion of counsel to such Holder (which counsel shall be reasonably satisfactory to the Company and its counsel), stating that the sale or other disposition of such Holder's Registrable Securities, in the manner proposed by such Holder, could not be effected without registering such Registrable Securities under the Securities Act and that such sale or other disposition could not be effected pursuant to Rule 144 (or any successor provision) under the Securities Act or any other registration exemption under the Securities Act.

     Section 8.     GENERAL PROVISIONS.

     (a) GOVERNING LAW. This agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware without giving effect to any conflicts of law provisions. Each of the parties irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding (collectively, "suit") arising out of this agreement shall be brought and adjudicated in the United States District Court for the district of Delaware, (b) submits for itself and in respect of its property to the jurisdiction of any such court for the purposes of any such Suit and (c) waives and agrees not to assert by way of motion, as a defense or otherwise in any such Suit, any claim that it is not subject to the jurisdiction of the above courts, that such Suit is brought in an inconvenient forum or that the venue of such Suit is improper. Each of the parties also irrevocably and, unconditionally consents to the service of any process, pleadings, notices or other papers in a manner permitted by the notice provisions of Section 8(d) hereof.

     (b)  REMEDIES.

          (i) Each of the Company, on the one hand, and the Shareowners, on the other, acknowledges and agrees that the other would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements in this Agreement of such party were not performed in accordance with its terms, and it is therefore agreed that each of the Shareowners and the Company, in addition to and without limiting any other remedy or right such party may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, subject to Section 8(a), enjoining any such breach and enforcing specifically the terms and provisions hereof. Each of the Shareowners and the Company hereby waive any and all defenses they may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

          (ii) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy.

     (c) JOINT AND SEVERAL OBLIGATIONS. All of the covenants, agreements and obligations of the Shareowners hereunder shall be joint and several.

     (d) NOTICES. All notices, demands, requests, certificates or other communications under this Agreement and all legal process in regard hereto shall be in writing and shall be decreed to be validly given, made or served when delivered personally or deposited in the U.S. mail, postage prepaid, for delivery by express, registered or certified mail, or delivered to a recognized overnight courier service and guaranteeing next business day delivery, addressed as follows:

If to the Company:

          Network Long Distance, Inc.
          Corporate Headquarters
          525 Florida Street
          Baton Rouge, LA 70801

with a copy to:

          James M. Ash, Esq.
          Blackwell Sanders Matheny Weary & Lombardi
          2300 Main, Suite 1100
          Kansas City, MO 64108

If to Friend Trust:

          O. A. Friend, Trustee
          77-740 Seminole
          Indian Wells, CA 92260

If to Leaf Partnership:

          Leaf Family Partners, Ltd.
          Attn: John V. Leaf, General Partner
          P.O. Box 30055
          Winona, MN 55987

If to Mary J. Lang:

          Mary J. Lang
          P. O. Box 1142
          111 Riverfront
          Winona, MN 55987

     Notices to be given to any other Shareowner shall be sent or delivered to the address of such other Shareowner as shown in the stock record book of the Company, or to such other address as any of the above shall have specified in a notice given pursuant to this Section g(d) to all of the others above.

     Any notice delivered after business hours or on a Saturday, Sunday or legal holiday shall be deemed for purposes of computing any time period hereunder to have been delivered on the next business day.

     (e) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The parties agree that they will use their best efforts at all times to support and defend this Agreement.

     (f) AMENDMENTS. This Agreement may be amended only by an agreement in writing signed by all of the parties hereto.

     (g) DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (h) COUNTERPARTS. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, bears the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against the party whose signature appears thereon, or on whose behalf such counterpart is executed, but all of which taken together shall be one and the same statement.

     (i) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto, PROVIDED that a Shareowner may not assign any of his rights or obligations hereunder to any Person without the prior written consent of the Company. Notwithstanding the foregoing, the Company's consent shall not be required in connection with the assignment of this Agreement to the estate of a Shareowner, PROVIDED that such estate shag be a "Shareowner" for all purposes of this Agreement as if such estate were an original signatory hereto and shall be legally bound by all the terms of this Agreement.

     IN WITNESS WHEREOF, the parties hereto intending to be legally bound have duly executed this Agreement, all as of the day and year first above written.

                              NATIONAL TELESERVICE, INC.



                              By:__________________________________
                                  John V. Leaf, President

                              O. A. FRIEND, SOLE TRUSTEE UNDER THE
                              1993 FRIEND FAMILY REVOCABLE TRUST



                              By:__________________________________
                                  O. A. Friend, Sole Trustee

                              LEAF FAMILY PARTNERS, LTD.



                              By:__________________________________
                                  John V. Leaf, General Partner



                              _____________________________________
                              O. A. Friend

                              _____________________________________
                              John V. Leaf

                              NETWORK LONG DISTANCE, INC.



                              By:__________________________________
                                  Timothy A. Barton, President



                              _____________________________________
                              Mary J. Lang

                                                           SCHEDULE 7.6.1

                          EMPLOYMENT AGREEMENT
                          --------------------

     AGREEMENT, effective as of the 12th day of May, 1997, between NATIONAL TELESERVICE, INC. ("NTI"), a wholly-owned subsidiary of NETWORK LONG DISTANCE, INC. (collectively "Company") and John Leaf (the "Executive").

                               WITNESSETH
                               ----------

     WHEREAS, the Executive is presently employed by NTI; and

     WHEREAS, the Executive possesses an intimate knowledge of the business and affairs of the Company, its policies, methods, personnel and problems; and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the services of the Executive are important to the growth and success of the Company; and

     WHEREAS, the Board desires to assure the Company of the Executive's continued employment on an objective and impartial basis; and

     WHEREAS, the Executive is desirous of committing himself to serve the Company on the terms herein provided;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties herein contained, the parties agree as follows:

     1.   EMPLOYMENT.     The Company hereby agrees to continue to employ
the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein for the period of one
(1) year commencing as of May 12, 1997 and continuing through May 11, 1998.

     2.   POSITION AND DUTIES.     The Executive shall serve as the
President of NTI, reporting to the President of Network Long Distance, Inc., and shall have supervision and control over, and responsibility for, the general management and operation of that area of NTI, and shall have such other powers and duties as are reasonably assigned to the Executive by the Board. The Executive shall devote all of his working time and efforts to the business and affairs of the Company.

     3.   COMPENSATION.

          (a)  BASE SALARY.     The Executive shall receive a base salary
at the annual rate of at least One Hundred Sixty Thousand Dollars ($160,000.00) or such greater rate as the Board shall from time to time determine ("Base Salary"). The Base Salary shall be payable in substantially equal monthly installments or, at the Company's option, more frequently. Any increase in Base Salary or other compensation shall in no way limit or reduce any other obligation of the Company hereunder, and once established at an increased specified rate, the Base Salary shall not thereafter be reduced.

          (b)  INCENTIVE COMPENSATION.     In addition to Base Salary, the
Executive shall be entitled to receive such incentive compensation payments as the Board may determine pursuant to the Company's incentive compensation plans, if any. For any period less than a full fiscal year during the term of this Agreement, the Executive shall receive an amount equal to the prorated portion of the incentive compensation payable pursuant to such incentive compensation plans.

          (c)  EXPENSES.     During the term of the Executive's employment
hereunder, he shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him (in accordance with the policies and procedures presently established by the Board for its senior executive officers) in performing services hereunder, provided that the Executive properly accounts therefore in accordance with Company policy. Such expenses shall include, if the Company relocates its principal executive offices, reasonable relocation expenses.

          (d)  FRINGE BENEFITS.     The Executive shall be entitled to
participate in or receive benefits under any pension plan, profit-sharing plan, savings plan, stock option plan, life insurance, health-and-accident plan or arrangement made available by the Company at the commencement of this Agreement or made available in the future to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plan or arrangement presently in effect or made available in the future.

     4.   TERMINATION.

          (a)  DEATH.   The Executive's employment hereunder shall
terminate upon his death.

          (b)  DISABILITY; RETIREMENT.     This Agreement may be terminated
due to the Executive's "Disability", as follows: (i) within thirty (30) days after written notice of termination is given by the Company, if the Executive shall not have returned to the performance of his duties hereunder on a full time basis within the time set forth in such notice, if the Executive is unable to work on a full time basis for six (6) consecutive months, or for shorter periods aggregating eight (8) months in any fifteen (15) month period, due to Executive's mental or physical condition, or (ii) immediately upon written notice by the Company or the Executive if the Executive's mental or physical condition poses a direct threat to the health or safety of the Executive or others and such threat cannot be reasonably be eliminated by a reasonable accommodation. Termination by the Company of the Executive of his employment based on "Retirement" shall mean termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with the Executive's consent with respect to the Executive.

          (c)  CAUSE.   In the event that the Executive:  (i) commits any
material breach of this Agreement or substantially fails to perform duties hereunder, and such breach or failure to perform results in, or is a material factor contributing to, a material adverse change in the business of the Company or any of its affiliates, their businesses or reputations (other than by reason of the Executive's death or Disability); (ii) commits any fraudulent or felonious act in respect to duties either to the Company or any of its affiliates, or any act involving moral turpitude; or (iii) commits any willful malfeasance or gross negligence (in the discharge of duties to the Company or any of its affiliates) having a material adverse effect on the Company or any of its affiliates, their businesses, or reputations; then the Company shall have the right to (A) terminate this Agreement for "Cause" (as defined above) immediately upon written notice to the Executive specifying the reason for termination, or (B) suspend the Executive from duty, with or without pay, or (C) take such other action as the Board determines is in the best interest of the Company which action may be in lieu of or pending a decision as to whether to terminate this Agreement. Notwithstanding the foregoing, this Agreement shall not be terminated for Cause unless and until the Executive is: (i) provided reasonable advance written notice of any proposed termination for Cause;
(ii) provided reasonable advance opportunity to be heard by the Board, with counsel; and (iii) provided a Notice of Termination (as defined below) adopted by resolution of the Board in accordance with the Company's bylaws and applicable law.

          (d)  NOTICE OF TERMINATION.     Any purported termination by the
Company or by the Executive shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 4 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination.

          (e)  DATE OF TERMINATION, ETC.     "Date of Termination" shall
mean (i) if the Executive's employment is terminated for Disability, thirty
(30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties on a full time basis during such thirty (30) days period), (ii) upon the Executive's death, and (iii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination.

     5.   COMPENSATION UPON TERMINATION OR DURING DISABILITY.

          (a)  DEATH.     If the Executive's employment shall be terminated
by reason of his death, the Company shall pay to his estate an amount equal to 100% of the Executive's annual Base Salary in effect at the date of his
death.   This amount shall be exclusive of and in addition to any payments the Executive's widow, beneficiaries or estate may be entitled to receive pursuant to any pension or employee benefit plan or life insurance policy presently maintained by the Company. Not later than the fifth day following the date the Company receives any benefits payable upon the death of the Executive from any policy of life insurance owned by the Company insuring the life of the Executive, the Company shall pay to his estate all such benefits. The Company agrees that all policies of insurance on the life of the Executive owned by the Company as of the date of this Agreement shall remain in force and effect (except as otherwise set forth in such policies) and the Company hereby agrees not to withdraw dividends earned or cash value accumulations paid or payable thereunder without the written consent of the Executive.

          (b)  DISABILITY.     During any period that the Executive fails
to perform his duties hereunder as a result of any Disability, the Executive shall continue to receive his full Base Salary at the rate then in effect and benefits all compensation paid during the period until the Executive's employment is terminated by the Company pursuant to Section 4(b) hereof, or until the Executive terminates his employment pursuant to
Section 4(b) hereof, whichever first occurs. Thereafter, the Executive shall be paid 100% of his Base Salary at the rate then in effect for one
(1) year following the Date of Termination and thereafter an annual amount equal to 60% of the Base Salary at the rate in effect immediately prior to the Notice of Termination, less, in each case, any disability payments otherwise payable by or pursuant to plans or insurance programs provided by the Company and actually paid to the Executive, in equal monthly installments until he reaches the age of sixty-five (65) or dies, whichever first occurs.

          (c)  CAUSE.     If the Executive's employment shall be terminated
by Cause, the Company shall pay the Executive his full Base Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to the Executive under this Agreement.

          (d)  COMPANY TERMINATION.     If the Executive's employment by
the Company shall be terminated by the Company other than for Cause, Retirement or Disability then the Executive shall be entitled to the benefits provided below:

     (A) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as severance pay to the Executive, not later than the fifth day following the Date of Termination, a lump sum severance payment equal to 100% of the Base Salary of the Executive for the balance of the term of this Agreement as stated in Section 1 and any earned but unpaid incentive compensation;

     (B) In addition to all other amounts payable to the Executive under this Subsection 5(d), the Executive shall be entitled to receive all benefits payable to him under any other plan or agreement relating to retirement benefits or to compensation previously earned and deferred, in accordance with the respective terms of such plans or agreements; not later than the fifth day following the Date of Termination, the Company shall transfer, assign and convey to the Executive at no charge to the Executive, all policies of life insurance owned by the Company insuring the life of the Executive, together with all accumulated cash value thereon, and all health and disability policies with the Executive to assume liability for all premium payments thereafter. The Company agrees that all policies of insurance on the life of the Executive owned by the Company as of the date of this Agreement shall remain in force and effect and the Company hereby agrees not to withdraw dividends earned or cash value accumulations paid or payable thereunder.

     6.   SUCCESSORS:  BINDING AGREEMENT.

          (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled in accordance with 5(d) hereunder if the Executive were terminated by the Company. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined any successor to is business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

          (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisees, legatee or other designee or if there is no such designee, to the Executive's estate. This Agreement is personal to the Executive and may not be assigned by him.

     7.   UNAUTHORIZED DISCLOSURE.     During the term of this Agreement,
and for a period of three (3) years thereafter, except as required by law, the Executive shall not, without the written consent of the Board or a person authorized thereby, disclose to any person, other than an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Company, any confidential information obtained by him while in the employ of the Company with respect to any of the Company's methods of manufacture or trade secrets; provided, however that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or businesses similar to that conducted by the Company. The Executive shall by subject to all applicable common law restrictions on the use and disclosure by him of confidential information of the type described above. The provisions of this Section shall be binding upon the Executive's heirs, successors and legal representatives.

     8.   NON-SOLICITATION.   The Executive agrees that without the prior
written consent of the Company, he will not, either directly or indirectly, for himself or for any other person, firm or other business entity, at any time during the this Agreement or for one (1) year following the Date of Termination or expiration of this Agreement, solicit any business relationship with (a) any person(s) or entities that were customers (or employees of such customers) of the Company within the preceding two (2) years, (b) any person(s) or entities which had been solicited by the Company to become customers during the preceding two (2) years, (c) any person(s) or entities the Company had documented plans to solicit during the Executive's employment at the time of the termination of this Agreement for the purposes of providing services similar to those provided by the Company, including, without limitation, as a consultant, director, officer, manager, supervisor or employee of any entity. In consideration for the above undertakings by the Executive, at the expiration of this Agreement or if this Agreement is terminated by either party other than for Cause prior to the scheduled expiration of this Agreement, in addition to all other compensation payable under this Agreement, the Executive shall be paid One Hundred Sixty Thousand Dollars ($160,000.00) in substantially equal monthly installments for twelve (12) months beginning on the Company's first payroll date after the Executive's employment terminates. If the Executive breaches this Section 8, the Company will be entitled to immediately recover any sums paid to the Executive under this Section 8 and to cease payment to the Executive under this Section 8, in addition to all other remedies available to the Company.

     9.   VIOLATION.     The Executive agrees that his violation or
threatened violation of any of the provision of Sections 7 and 8 of this Agreement shall cause immediate and irreparable harm to the Company, and, in such event, an injunction restraining the Executive from such violation may be entered against the Executive in addition to any other relief available to the Company. In the event an injunction is issued against any such conduct by the Executive, the periods referred to in Section 7 and 8 of this Agreement shall continue for a minimum of six (6) months from the date a final judgment enforcing such provisions is entered and the time for appeal has lapsed. In the event any arbitrator or court finds the restrictions in Sections 7 and/or 8 to be unreasonable in scope, time, or geographic area, the arbitrator or court may modify such provision as necessary to make such restriction reasonable.

     10. NOTICE. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                    If to the Executive:

                    John Leaf
                    P.O. Box 30055
                    Winona, MN  55987

                    If to the Company:

                    NATIONAL TELESERVICE, INC.
                    a wholly-owned subsidiary of
                    NETWORK LONG DISTANCE, INC.
                    525 Florida Street
                    Baton Rouge, LA  70801

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     11.  MISCELLANEOUS.     No provisions of this Agreement may be
modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Kansas.

     12.  ARBITRATION.     Any dispute or controversy arising under or in
connection with this Agreement shall be settled exclusively by arbitration in Baton Rouge, Louisiana in accordance with the rules of the American Arbitration Association then in effect and judgment may be entered on the arbitrator's award in any court having jurisdiction thereof. Nothing, however, contained in this Section is intended to limit the Executive's right to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement or the Company's right to injunctive relief set out in Section 9 hereof.

     14.  VALIDITY.     The invalidity or unenforceability of any provision
of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     15.  COUNTERPARTS.     This Agreement may be executed in several
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                              NETWORK LONG DISTANCE, INC.


                              By: ______________________________________
                                  Timothy A. Barton, President

                              NATIONAL TELESERVICE, INC.,
                              a wholly-owned subsidiary of
                              NETWORK LONG DISTANCE, INC.


                              By: ______________________________________
                                  John V. Leaf, President


                              THE EXECUTIVE

                              __________________________________________

                          EMPLOYMENT AGREEMENT
                          --------------------

     AGREEMENT, effective as of the 12th day of May, 1997, between NATIONAL TELESERVICE, INC. ("NTI"), a wholly-owned subsidiary of NETWORK LONG DISTANCE, INC. (collectively "Company") and Mary Lang (the "Executive").

                               WITNESSETH
                               ----------

     WHEREAS, the Executive is presently employed by the NTI; and

     WHEREAS, the Executive possesses an intimate knowledge of the business and affairs of the Company, its policies, methods, personnel and problems; and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the services of the Executive are important to the growth and success of the Company; and

     WHEREAS, the Board desires to assure the Company of the Executive's continued employment on an objective and impartial basis; and

     WHEREAS, the Executive is desirous of committing herself to serve the Company on the terms herein provided;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties herein contained, the parties agree as follows:

     1.   EMPLOYMENT.     The Company hereby agrees to continue to employ
the Executive, and the Executive hereby agrees to continue to serve the Company, on the terms and conditions set forth herein for the period of two
(2) years commencing as of May 12, 1997 and continuing through May 11, 1999.

     2.   POSITION AND DUTIES.     The Executive shall serve as the Vice
President of the Company, reporting to the President of NTI, and shall have supervision and control over, and responsibility for, the operations of NTI, subject to the direction of the President of NTI and the Board, and shall have such other powers and duties as are reasonably assigned to the Executive by the Board. The Executive shall devote all of her working time and efforts to the business and affairs of the Company.

     3.   COMPENSATION.

          (a)  BASE SALARY.     The Executive shall receive a base salary
at the annual rate of at least One Hundred Fifteen Thousand Dollars ($115,000.00) or such greater rate as the Board shall from time to time determine ("Base Salary"). The Base Salary shall be payable in substantially equal monthly installments or, at the Company's option, more frequently. Any increase in Base Salary or other compensation shall in no way limit or reduce any other obligation of the Company hereunder, and once established at an increased rate, the Base Salary shall not thereafter be reduced.

          (b)  INCENTIVE COMPENSATION.     In addition to Base Salary, the
Executive shall be entitled to receive such incentive compensation payments as the Board may determine pursuant to the Company's incentive compensation plans, if any. For any period less than a full fiscal year during the term of this Agreement, the Executive shall receive an amount equal to the prorated portion of the incentive compensation payable pursuant to such incentive compensation plans.

          (c)  EXPENSES.     During the term of the Executive's employment
hereunder, she shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by her (in accordance with the policies and procedures presently established by the Board for its senior executive officers) in performing services hereunder, provided that the Executive properly accounts therefore in accordance with Company policy. Such expenses shall include, if the Company relocates its principal executive offices, reasonable relocation expenses.

          (d)  FRINGE BENEFITS.     The Executive shall be entitled to
participate in or receive benefits under any pension plan, profit-sharing plan, savings plan, stock option plan, life insurance, health-and-accident plan or arrangement made available by the Company at the commencement of this Agreement or made available in the future to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plan or arrangement presently in effect or made available in the future.

     4.   TERMINATION.

          (a)  DEATH.     The Executive's employment hereunder shall
terminate upon her death.

          (b)  DISABILITY; RETIREMENT.     This Agreement may be terminated
due to the Executive's "Disability", as follows: (i) within thirty (30) days after written notice of termination is given by the Company, if the Executive shall not have returned to the performance of her duties hereunder on a full time basis within the time set forth in such notice, if the Executive is unable to work on a full time basis for six (6) consecutive months, or for shorter periods aggregating eight (8) months in any fifteen (15) month period, due to Executive's mental or physical condition, or (ii) immediately upon written notice by the Company or the Executive if the Executive's mental or physical condition poses a direct threat to the health or safety of the Executive or others and such threat cannot be reasonably be eliminated by a reasonable accommodation. Termination by the Company of the Executive of her employment based on "Retirement" shall mean termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with the Executive's consent with respect to the Executive.

          (c)  CAUSE.   In the event that the Executive:  (i) commits any
material breach of this Agreement or substantially fails to perform duties hereunder, and such breach or failure to perform results in, or is a material factor contributing to, a material adverse change in the business of the Company or any of its affiliates, their businesses or reputations (other than by reason of the Executive's death or Disability); (ii) commits any fraudulent or felonious act in respect to duties either to the Company or any of its affiliates, or any act involving moral turpitude; or (iii) commits any willful malfeasance or gross negligence (in the discharge of duties to the Company or any of its affiliates) having a material adverse effect on the Company or any of its affiliates, their businesses, or reputations; then the Company shall have the right to (A) terminate this Agreement for "Cause" (as defined above) immediately upon written notice to the Executive specifying the reason for termination, or (B) suspend the Executive from duty, with or without pay, or (C) take such other action as the Board determines is in the best interest of the Company which action may be in lieu of or pending a decision as to whether to terminate this Agreement. Notwithstanding the foregoing, this Agreement shall not be terminated for Cause unless and until the Executive is: (i) provided reasonable advance written notice of any proposed termination for Cause;
(ii) provided reasonable advance opportunity to be heard by the Board, with counsel; and (iii) provided a Notice of Termination (as defined below) adopted by resolution of the Board in accordance with the Company's bylaws and applicable law.

          (d)  NOTICE OF TERMINATION.     Any purported termination by the
Company or by the Executive shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 4 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination.

          (e)  DATE OF TERMINATION, ETC.     "Date of Termination" shall
mean (i) if the Executive's employment is terminated for Disability, thirty
(30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of her duties on a full time basis during such thirty (30) day period), (ii) upon the Executive's death, and (iii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination.

     5.   COMPENSATION UPON TERMINATION OR DURING DISABILITY.

          (a)  DEATH.     If the Executive's employment shall be terminated
by reason of her death, the Company shall pay to her estate an amount equal to 100% of the Executive's annual Base Salary in effect at the date of her
death.   This amount shall be exclusive of and in addition to any payments the Executive's widow, beneficiaries or estate may be entitled to receive pursuant to any pension or employee benefit plan or life insurance policy presently maintained by the Company. Not later than the fifth day following the date the Company receives any benefits payable upon the death of the Executive from any policy of life insurance owned by the Company insuring the life of the Executive, the Company shall pay to her estate all such benefits. The Company agrees that all policies of insurance on the life of the Executive owned by the Company as of the date of this Agreement shall remain in force and effect (except as otherwise set forth in such policies) and the Company hereby agrees not to withdraw dividends earned or cash value accumulations paid or payable thereunder without the written consent of the Executive.

          (b)  DISABILITY.     During any period that the Executive fails
to perform her duties hereunder as a result of any Disability, the Executive shall continue to receive her full Base Salary at the rate then in effect and benefits all compensation paid during the period until the Executive's employment is terminated by the Company pursuant to Section 4(b) hereof, or until the Executive terminates her employment pursuant to
Section 4(b) hereof, whichever first occurs. Thereafter, the Executive shall be paid 100% of her Base Salary at the rate then in effect for one
(1) year following the Date of Termination and thereafter an annual amount equal to 60% of the Base Salary at the rate in effect immediately prior to the Notice of Termination, less, in each case, any disability payments otherwise payable by or pursuant to plans or insurance programs provided by the Company and actually paid to the Executive, in equal monthly installments until she reaches the age of sixty-five (65) or dies, whichever first occurs.

          (c)  CAUSE.     If the Executive's employment shall be terminated
by Cause, the Company shall pay the Executive her full Base Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to the Executive under this Agreement.

          (d)  COMPANY TERMINATION.     If the Executive's employment by
the Company shall be terminated by the Company other than for Cause, Retirement or Disability then the Executive shall be entitled to the benefits provided below:

     (A) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as severance pay to the Executive, not later than the fifth day following the Date of Termination, a lump sum severance payment equal to 100% of the Base Salary of the Executive for the balance of the term of this Agreement as stated in Section 1 and any earned but unpaid incentive compensation;

     (B) In addition to all other amounts payable to the Executive under this Subsection 5(d), the Executive shall be entitled to receive all benefits payable to her under any other plan or agreement relating to retirement benefits or to compensation previously earned and deferred, in accordance with the respective terms of such plans or agreements; not later than the fifth day following the Date of Termination, the Company shall transfer, assign and convey to the Executive at no charge to the Executive, all policies of life insurance owned by the Company insuring the life of the Executive, together with all accumulated cash value thereon, and all health and disability policies with the Executive to assume liability for all premium payments thereafter. The Company agrees that all policies of insurance on the life of the Executive owned by the Company as of the date of this Agreement shall remain in force and effect and the Company hereby agrees not to withdraw dividends earned or cash value accumulations paid or payable thereunder.

     6.   SUCCESSORS:  BINDING AGREEMENT.

          (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled in accordance with 5(d) hereunder if the Executive were terminated by the Company. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined any successor to is business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

          (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to her hereunder if she had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisees, legatee or other designee or if there is no such designee, to the Executive's estate. This Agreement is personal to the Executive and may not be assigned by her.

     7.   UNAUTHORIZED DISCLOSURE.     During the term of this Agreement,
and for a period of three (3) years thereafter, except as required by law, the Executive shall not, without the written consent of the Board or a person authorized thereby, disclose to any person, other than an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of her duties as an executive of the Company, any confidential information obtained by her while in the employ of the Company with respect to any of the Company's methods of manufacture or trade secrets; provided, however that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or businesses similar to that conducted by the Company. The Executive shall by subject to all applicable common law restrictions on the use and disclosure by her of confidential information of the type described above. The provisions of this Section shall be binding upon the Executive's heirs, successors and legal representatives.

     8.   NON-SOLICITATION.   The Executive agrees that without the prior
written consent of the Company, she will not, either directly or indirectly, for herself or for any other person, firm or other business entity, at any time during the this Agreement or for one (1) year following the Date of Termination of this Agreement, solicit any business relationship with (a) any person(s) or entities that were customers (or employees of such customers) of the Company within the preceding two (2) years, (b) any person(s) or entities which had been solicited by the Company to become customers during the preceding two (2) years, (c) any person(s) or entities the Company had documented plans to solicit during the Executive's employment at the time of the termination of this Agreement for the purposes of providing services similar to those provided by the Company, including, without limitation, as a consultant, director, officer, manager, supervisor or employee of any entity.

     9.   VIOLATION.     The Executive agrees that her violation or
threatened violation of any of the provision of Sections 7 and 8 of this Agreement shall cause immediate and irreparable harm to the Company, and, in such event, an injunction restraining the Executive from such violation may be entered against the Executive in addition to any other relief available to the Company. In the event an injunction is issued against any such conduct by the Executive, the periods referred to in Sections 7 and 8 of this Agreement shall continue for a minimum of six (6) months from the date a final judgment enforcing such provisions is entered and the time for appeal has lapsed. In the event any arbitrator or court finds the restrictions in Sections 7 and/or 8 to be unreasonable in scope, time, or geographic area, the arbitrator or court may modify such provision as necessary to make such restriction reasonable.

     10. NOTICE. For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                    If to the Executive:

                    Mary Lang
                    c/o National Teleservice, Inc.
                    111 Riverfront, P.O. Box 1142
                    Winona, MN  55987

                    If to the Company:

                    NATIONAL TELESERVICE, INC.
                    a wholly-owned subsidiary of
                    NETWORK LONG DISTANCE, INC.
                    525 Florida Street
                    Baton Rouge, LA  70801

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     11.  MISCELLANEOUS.     No provisions of this Agreement may be
modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Kansas.

     12.  ARBITRATION.     Any dispute or controversy arising under or in
connection with this Agreement shall be settled exclusively by arbitration in Baton Rouge, Louisiana in accordance with the rules of the American Arbitration Association then in effect and judgment may be entered on the arbitrator's award in any court having jurisdiction thereof. Nothing, however, contained in this Section is intended to limit the Executive's right to seek specific performance of her right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement or the Company's right to injunctive relief set out in Section 9 hereof.

     14.  VALIDITY.     The invalidity or unenforceability of any provision
of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     15.  COUNTERPARTS.     This Agreement may be executed in several
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                              NETWORK LONG DISTANCE, INC.


                              By: _________________________________
                                  Timonthy A. Barton, President

                              NATIONAL TELESERVICE, INC.,
                              a wholly-owned subsidiary of
                              NETWORK LONG DISTANCE, INC.


                              By: _________________________________
                                  John V. Leaf, President


                              The Executive

                              _____________________________________

                                                           SCHEDULE 7.6.2

                          CONSULTING AGREEMENT

     This Agreement is made and entered into this 12th day of May, 1997, by and between NATIONAL TELESERVICE, INC. ("NTI"), a wholly-owned subsidiary of NETWORK LONG DISTANCE, INC. (collectively, the "Company") and O.A. Friend ("Consultant").

WHEREAS:

     A. The Company is engaged in business as a telecommunications reseller and provider;

     B. The Company desires to retain Consultant on a part-time basis and Consultant desires to be so retained; and

     C. The parties desire to set forth in writing the terms and conditions of their agreement and understanding;

NOW THEREFORE, in consideration of the foregoing and mutual obligations and covenants contained herein, the parties agree as follows:

     1. TERMS OF CONSULTANCY. The Company shall retain Consultant on a part-time basis, and Consultant agrees to be so retained, for approximately ten (10) billable hours per week subject to the completion and acceptable results of Company-designated conditions. This Agreement and all of its terms and conditions shall be for one (1) year from the date of execution, unless terminated earlier as provided in this Agreement. This Agreement and all of its terms and conditions may be extended by mutual written agreement on a month-to-month basis.

     2.   DUTIES OF CONSULTANT.

     2.1 In accepting retention by the Company, Consultant shall undertake and assume the responsibility of performing whatever duties shall be assigned to Consultant by the Company at any time and from time to time. The duties and responsibilities assigned to Consultant as of the date of execution of this Agreement are reflected in Attachment "A" annexed hereto. Company reserves the right to add or delete duties assigned to Consultant at any time and from time to time.

     2.2 Consultant covenants and agrees that he will not, directly or indirectly, engage or participate in any activities at any time during the term of this Agreement in conflict with the best interests of the Company.

     2.3 Consultant warrants that he is not restricted or disabled from accepting retention by the Company by reason of any prior agreements or restrictive covenants.

     3. COMPENSATION. Compensation for the services to be rendered by Consultant under this Agreement shall be in accordance with the compensation schedule included Attachment "B" annexed hereto.

     4.   DISCLOSURE OF INFORMATION.

     4.1. Consultant acknowledges that in and as a result of his retention hereunder, he will be making use of, acquiring, and/or adding to confidential information of a special and unique nature and value relating to the Company's business, including but not limited to the Company's trade secrets, systems, procedures, manuals, confidential reports, computer print-outs, lists of customers and computer data base information, as well as the nature and type of products and services sold and rendered by the Company and the prices charged therefor, and the equipment and methods preferred and used by the Company's customers. As a material inducement to the Company to enter into this Agreement and to pay to Consultant the compensation and benefits set forth in Section 3, Consultant covenants and agrees that he shall not at any time during or following the term of his retention, directly or indirectly, divulge or disclose for any purpose whatsoever any confidential information that has been obtained by, or disclosed to him as a result of his retention by the Company; he shall deliver promptly to the Company all price lists, commission schedules, discount rates, equipment, notes books, correspondence, drawings, customer lists, computer print-outs, computer discs or duplicates, hard copy of computer data worksheets, and any other written and/or graphic records or materials of any kind relating to the Company's business which are in his possession or under his control.

     4.2  Furthermore, Consultant acknowledges and agrees that:

     (a) Consultant shall maintain secret, all confidential or proprietary information obtained by him relating to the business of the Company and its Clients including but not limited to equipment, apparatus, devices, products, marketing, sales, operations, customer lists, procedures, systems and processes and that he will not make, use, sell or reveal any of the same to any competitor or any other person unless and until the same shall have become a matter of public knowledge or until written permission shall have been given to him by the Company to such sale, transfer or other disclosure.

     (b) At all times the Consultant shall cooperate with the Company or its designee and their counsel in prosecuting or defending any litigation and/or administrative proceedings, such as an interference proceeding, which may arise in connection with any of the information referred to above.

     (c) No termination of the consultancy shall release Consultant from the above obligations. Any subsequent change in the duties, salary, or other compensation or the term of the consultancy if any, of the Consultant shall not affect the validity of any of the provisions of this Agreement, unless previously agreed to in writing by the Company.

     4.3 In the event of a breach or threatened breach of Consultant of any of the provisions of this Section 4, the Company, in addition to and not in limitation of, any other rights, remedies or damages available to it, shall be entitled to preliminary and permanent injunctive relief in order to prevent or restrain the breach of Consultant or Consultant's partners, agents, representatives, servants, employers, consultants, and/or any and all persons directly or indirectly acting for or with him. In addition, Consultant agrees that any damages to the Company related to a breach of this Section 4 would be substantial but the precise financial impact of such damages would be difficult to ascertain. Therefore, Consultant agrees that in addition to all other remedies for a breach of this Section 4, Consultant will pay to the Company liquidated damages in an amount equal to (a) if the Agreement has not been terminated prior to the breach, the total compensation paid by the Company to the Consultant in the three (3) months immediately preceding such breach, or (b) if the Agreement has been terminated prior to the breach, the total compensation paid by the Company to the Consultant in the final three (3) months of the Agreement.

     5.   NON-SOLICITATION.

     5.1 As an additional material inducement to the Company to enter into this Agreement, Consultant agrees that without the prior written consent of the Company, he will not, either directly or indirectly, for himself or for any other person, firm or other business entity, at any time during the term of this Agreement, solicit any business relationship with (a) any person(s) or entities that were customers (or employees of such customers) of the Company within the preceding three (3) years, (b) any person(s) or entities which had been solicited by the Company to become customers during the preceding three (3) years, (c) any person(s) or entities the Company had documented plans to solicit during the Consultancy at the time of the termination of this Agreement for the purposes of providing services similar to those provided by the Company, including, without limitation, as a consultant, director, officer, manager, supervisor or employee of any entity.

     5.2 Consultant covenants and agrees that if he violates any of the foregoing covenants, the Company shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration or other benefits that Consultant directly or indirectly, has realized and/or may realize as a result of, or in connection with the violation. The foregoing remedies shall be in addition to, and not in limitation of, any injunctive relief or other rights or remedies to which the Company is or may be entitled at law, in equity, or under this Agreement.

     5.3 Consultant has carefully read and considered the foregoing provisions of this Section 5, and having done so, he agrees that the restrictions contained therein are fair and reasonable and reasonably required for the protection of the interests of the Company. If, notwithstanding the foregoing, any of the provisions contained in this
Section 5 shall be held to be invalid or unenforceable, the remaining provisions thereof nevertheless shall continue to be valid and enforceable as though the invalid or unenforceable provisions had not been included in this section. Furthermore, if any provision contained in this Section 5 relating to the restricted activities, time period and/or the areas is deemed by the court to be unreasonable and unenforceable, the court may revise the provision to the extent necessary to make such provision reasonable and enforceable.

     6. TERMINATION. Notwithstanding any other provisions of this Agreement, the Company may terminate this Agreement at any time for "Cause". For purposes of this section, the term "Cause" shall include, without limitation, and as determined in the sole discretion of the
Company: (a) the inability of Consultant, through sickness or other incapacity, to perform his duties under this Agreement; (b) dishonesty; (c) theft; (d) conviction of a crime; (e) drunkenness; (f) unethical business conduct; (g) a material breach of any provision of this Agreement; and (h) the failure of Consultant, for any reason, to correct, cease or otherwise alter any insubordination, failure to comply with instructions, administrative requests or procedures, or other action or omission to act that does or may adversely affect Company's business or operations.

     7. APPLICABLE LAW. This Agreement shall be construed according to and governed by the laws of Louisiana.

     8. ASSIGNMENT. This Agreement may be assigned by the Company to any other person or entity if all rights and obligations under this Agreement are assigned. Consultant may not assign any right or obligation under this Agreement without the prior written consent of the Company. Any attempted assignment in violation of this Section shall be ineffective, null and void.

     9. SEVERABILITY. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceabiltiy of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

     10. NOTICE. Any notice required under this Agreement shall be sufficient and shall be deemed effective if it is in writing and delivered personally or sent by certified or registered mail, return receipt requested, first-class postage prepaid, to the address beneath his signature in the case of the Consultant and, in the case of the Company, to the following address: 525 Florida Street, Baton Rouge, Louisiana, 70801,
Attn:  Mike Ross, President.

     11.  ENTIRE AGREEMENT.

     11.1 This Agreement, including the Attachments hereto, contains the entire agreement and understanding by and between Consultant and the Company with respect to the retention of Consultant, and no representations, promises, agreement, or understanding of any nature written or oral, not contained herein shall be of any force or effect.

     11.2 No modification or amendment of this Agreement shall be valid or binding unless it is in writing and signed by the party against whom the modification or amendment is sought to be enforced.

     11.3 No waiver of any provisions of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced.

     IN WITNESS WHEREOF, the parties have fully executed this Agreement in duplicate originals before the undersigned competent witnesses.

WITNESS:                      NATIONAL TELESERVICE, INC.



___________________________   By:__________________________________
                              John V. Leaf, President


WITNESS:                      CONSULTANT:

___________________________   _____________________________________

                              Name: _______________________________

                              Address: ____________________________

                                EXHIBIT A
                       DUTIES AND RESPONSIBILITIES

In addition to the duties and responsibilities of the Consultant set forth in the Agreement, the Consultant shall have the following duties and responsibilities, consistent with the terms of the Agreement:

     Provide financial strategy advice to the Company's management and the Board related to the telecommunications industry;

     Provide financial market advice to facilitate financial contacts; and,

     Provide general management advice to the Company's management and the Board related to the general business operations and strategies of the Company.

EXHIBIT B
Compensation

     1. FEES FOR CONSULTING SERVICES. The Consultant shall be paid fees at a rate of One Hundred Twenty-Five Thousand Dollars ($125,000.00) annually for all of the services he renders under the Agreement. Such fees will be paid in twelve (12) equal monthly installments by the fifteenth of each month beginning as of the date of the Agreement.

     2. FEES FOR NON-SOLICITATION. In consideration of the obligations of the Consultant under Section 5 of the Agreement, the Consultant shall be paid fees at a rate of One Hundred Twenty-Five Thousand Dollars ($125,000.00) annually in equal installments for twelve (12) months by the fifteenth of each month during the term of the Agreement. If the Consultant breaches Section 5 of the Agreement, the Company will be entitled to immediately recover any sums paid to the Consultant under this compensation provision and to cease further payment to the Consultant, in addition to all other remedies available to the Company.

     3.   COMPENSATION IF TERMINATION FOR CAUSE OR FOLLOWING A CHANGE IN
CONTROL.   If the Agreement is terminated at any time for Cause, the
Company shall have no further obligations under the Agreement. If the Agreement is terminated by the Company other than for Cause in anticipation of or following a Change in Control of Network Long Distance, Inc., the Consultant shall receive fees for consulting and non-solicitation as provided above only through the effective date of termination of the Agreement; provided, however, if the aggregate compensation paid to the Consultant by the Company under the Agreement prior to the date of such termination is not at least One Hundred Twenty-Five Thousand Dollars ($125,000.00), the Company shall pay to the Consultant, within five (5) days following such termination of the Agreement, a lump sum amount such that the aggregate compensation paid by the Company to the Consultant under the Agreement is equivalent to One Hundred Twenty-Five Thousand Dollars ($125,000.00). For purposes of the Agreement, a "Change of Control" means the first to occur of (a) the merger or consolidation of Network Long Distance, Inc. with another entity not an affiliate of Network Long Distance, Inc. as of the effective date of the Agreement, which results in the shareholders of Network Long Distance, Inc. as of the effective date of the Agreement holding less than fifty percent (50%) of the voting stock of the surviving entity, or (b) the sale of all or substantially all of the assets of Network Long Distance, Inc.

                                                            SCHEDULE 8.19

                            ESCROW AGREEMENT


     THIS AGREEMENT, dated as of May ___, 1997, among NETWORK LONG DISTANCE, INC., a Delaware corporation ("Buyer"), O. A. Friend, Sole Trustee and his successors in trust under THE 1993 FRIEND FAMILY REVOCABLE TRUST, a California trust, and LEAF FAMILY PARTNERS, LTD., a Colorado limited partnership (together, the "Sellers"), and ___________________________ as escrow agent (the "Escrow Agent"). All terms not defined herein shall have the meanings ascribed to them in the Acquisition Agreement (as defined below).

     WHEREAS, Buyer and the Sellers have entered into a Stock Acquisition Agreement dated as of May ___, 1997 (the "Acquisition Agreement") providing, among other things, for the acquisition of all of the issued and outstanding stock of National Teleservice, Inc., a Minnesota corporation ("NTI"), of which the Sellers are the majority shareholders (the
"Acquisition"); and

     WHEREAS, the Acquisition Agreement contemplates the due execution and delivery of this Agreement prior to the Closing of the Acquisition; and

     WHEREAS, the Sellers are required at the Closing to deposit or cause to be deposited with the Escrow Agent certificates representing ten percent (10%) of the shares of Stock delivered to Sellers at the Closing and executed stock powers or other instruments of transfer necessary to convey good title to such shares of Stock (such amount being hereinafter referred to as the "Escrow Fund"); and

     WHEREAS, the parties hereto desire to establish the Escrow Fund to set aside a portion of the consideration to be paid to the Sellers in connection with the Acquisition for the purpose of providing for the indemnification of Buyer pursuant to Article 10 of the Acquisition Agreement;

     NOW, THEREFORE, the parties hereto agree as follows:

1.   ESTABLISHMENT OF ESCROW.
     ------------------------

     The Sellers have deposited the shares of Stock in escrow with the Escrow Agent.

     No part of the Escrow Fund may be distributed from the escrow established hereunder (the "Escrow") without the prior written consent of the Sellers and Buyer, except as expressly provided otherwise in Section 3. The Escrow Agent agrees to hold and distribute the Escrow Fund and any interest accrued thereon in accordance with the terms and conditions of this Agreement.



2.   ADMINISTRATION OF ESCROW.
     -------------------------

     2.1 So long as the Escrow Fund contains any shares of Stock, any cash dividends paid on such shares of Stock shall be paid directly to the Sellers.

     2.2 All dividends paid pursuant to Sections 2.1 hereof shall be deemed as income of the Sellers, and not income of either Buyer or the Escrow Agent for federal, state and local income tax purposes, and the Sellers shall pay any federal, state and local income taxes attributable to such income. Upon payment of any such taxes (including without limitation, any estimated tax payments with respect thereto), the Sellers shall certify in writing to the Escrow Agent that they have paid such taxes, specifying the amount thereof and specifically referring to this Agreement.

     2.3 Each calendar quarter following the establishment of the Escrow until the termination of this Agreement, the Escrow Agent shall deliver to each Seller a report stating the number of shares of Stock then held in escrow as of such date.


3.   DISTRIBUTIONS FROM ESCROW FUND.
     -------------------------------

     3.1 Except as expressly provided elsewhere in this Agreement, the Escrow Agent shall make distributions from the Escrow Fund at any time, or from time to time, as follows:

          (a) Immediately upon receipt of and in accordance with, written instructions jointly executed by the Sellers and Buyer with respect to any Notice of Claim;

          (b) Promptly after the first anniversary of this Agreement the entire Escrow Fund shall be distributed to the Sellers as their interests may appear unless a Notice of Claim is received by the Escrow Agent prior to such anniversary date, in which case the Escrow Agent shall retain shares of Stock having a market value of two (2) times the aggregate amount of the claims identified in Notices of Claim which are then pending and shall distribute the balance of the shares of Stock to the Sellers as their interest may appear;

          (c) Promptly after the expiration of 20 days from the date of its receipt of, and in accordance with, a Notice of Claim executed on behalf of Buyer and delivered pursuant to Section
     10.6 of the Acquisition Agreement, PROVIDED that if, prior to the expiration of such 20-day period, the Escrow Agent receives a notice executed by the Sellers disputing the claim ("Notice of Disputed Claim") specified in the Notice of Claim, the Escrow Agent shall make such distribution only to the extent of the undisputed amount and shall proceed in accordance with Section 3.2 hereof with respect to the disputed amount;

          (d) Upon receipt of notice from Buyer or Sellers that all claims that are the subject of pending Notices of Claim have been finally resolved.

     3.2. (a) In the event that within the twenty (20) day period, described in Section 3.1(c), Escrow Agent and Buyer receive a Notice of Disputed Claim from the Sellers, Buyer and the Sellers shall attempt to resolve such dispute within twenty (20) business days after receipt of the Notice of Disputed Claim. In the event Buyer and the Sellers are not able to resolve such dispute within such time period, or, in the event that either Buyer or the Sellers or both refuse to participate therein, then either Buyer or the Sellers or both may submit the dispute to arbitration effected by arbitrators selected as hereinafter provided and conducted in accordance with the rules, existing at the date of the submission, of the American Arbitration Association. In any such arbitration, there shall be three arbitrators, one to be selected by Buyer, one to be selected by the Sellers, and one to be selected by the two arbitrators selected by the parties. If such arbitrators cannot agree on a third arbitrator, such third arbitrator shall be selected by the American Arbitration Association. In the event the Sellers or Buyer shall not, within thirty (30) days after submission of a dispute to arbitration, have selected their or its arbitrator and given notice thereof to the other party, such arbitrator shall be selected by the American Arbitration Association. The meetings of the arbitrators shall be held in such place or places as may be agreed upon by them.

          (b) If the arbitrators shall determine that Buyer has incurred a Loss, the arbitrators shall promptly notify Escrow Agent of such finding, including the amount of the Loss and Escrow Agent shall promptly deliver to Buyer the Escrow Stock (or a portion thereof) in accordance with Section 3.3. Such finding shall be final, binding and non-appealable as to the parties hereto.

          (c) Each of Buyer and Sellers shall bear their own costs and expenses related to the arbitration, except that the arbitrators, in their sole discretion, may award costs and expenses to the prevailing party. Escrow Agent shall not be responsible for the payment of any such amount.

     3.3. Any amount to be distributed from the Escrow Fund pursuant to
Section 3.1 or Section 3.2 shall be distributed in the form of shares of Stock. With respect to any amount to be distributed pursuant to Section
3.1 or Section 3.2 in the form of shares of Stock, a number of shares (rounded to the nearest whole share) shall be distributed equal to the quotient obtained by dividing the amount to be distributed by the average closing price of the shares of Stock reported by NASDAQ Small Cap Market or NASDAQ National Market, as applicable, for the 15 trading days ending on the last trading day prior to such distribution. When a determination has been made pursuant to Sections 3.1 or 3.2 that Buyer has incurred a Loss, Escrow Agent shall promptly deliver to Buyer all of the stock certificates representing the Escrow Shares, together with the related stock transfer powers. Buyer shall cancel such stock certificates and return to Escrow Agent stock certificates registered in the names of the Sellers representing the Escrow Shares (with new stock transfer powers) less the number of Escrow Shares necessary to satisfy the amount of the Loss, valued as set forth above.

     3.4. Each of the Sellers and Buyer hereby agrees that it will deliver notices to the Escrow Agent only in accordance with Article 10 of the Acquisition Agreement and this Agreement. The Escrow Agent shall have no responsibility to determine whether any notices received by it were delivered in accordance with Article 10 of the Acquisition Agreement. The instructions referred to in Section 3.1 hereof together with any Notice of Claim or Notice of Disputed Claim are herein collectively referred to as "Notices".

     3.5. The amount to which each Seller shall be entitled to receive in accordance with Sections 3.1 or 3.2 shall be equal to the total amount to be distributed pursuant to Sections 3.1 or 3.2 multiplied by the applicable Percentage Interest.


4.   SUBSTITUTION OF COLLATERAL.
     ---------------------------

     If Buyer merges with or sells its assets to another entity as a result of which other securities or property are exchanged for Stock or if a tender offer is made to the shareholders of Buyer and securities or other property are to be exchanged for Stock, the Escrow Agent shall release the Stock from the Escrow, provided that the Sellers deposit with the Escrow Agent the securities or other property received in exchange for the shares of Stock. All such substitute securities or property shall then constitute the Escrow Fund and be administered in accordance with this Agreement.

5.   LIABILITY OF THE ESCROW AGENT.
     ------------------------------

     5.1. The Escrow Agent shall deal with the Escrow Fund only in accordance with (a) this Agreement or (b) written instructions given in conformity with this Agreement. The Escrow Agent shall not be bound in any way by, or be deemed to have knowledge of any of the terms of, the Acquisition Agreement or any other agreement among the parties hereto other than this Agreement except to the extent provisions of such agreements are specifically referred to herein. The Escrow Agent shall have no duties other than those expressly imposed on it herein and shall not be liable with respect to any action taken by it, or any failure on its part to act, except to the extent that such actions constitute bad faith, gross negligence or willful misconduct.

     5.2. The Escrow Agent makes no representations and has no responsibility as to the validity, genuineness or sufficiency of any of the documents or instruments delivered to it hereunder. The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give notice, receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent may act in reliance upon the advice of counsel satisfactory to it in reference to any matter in connection with this Agreement and shall not incur any liability for any action taken in good faith in accordance with such advice.

     5.3. In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Fund, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the amount of the Escrow Fund in dispute until the Escrow Agent shall have received (a) a final non-appealable order of a court of competent jurisdiction directing delivery of the amount of the Escrow Fund in dispute, (b) an order of an arbitrator or arbitrators, or
(c) written instructions jointly executed by the Sellers and Buyer directing delivery of the amount of the Escrow Fund in dispute, in which event the Escrow Agent shall deliver the amount of the Escrow Fund in dispute in accordance with such order or instructions. Any court order referred to in clause (a) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further questions.

     5.4. The reasonable fees and disbursements incurred by the Escrow Agent in connection with its acting as Escrow Agent pursuant to this Agreement shall be paid by Buyer. The Sellers, on the one hand, and Buyer, on the other hand, jointly and severally agree to indemnify the Escrow Agent and hold the Escrow Agent harmless from and against all expenses, disbursements, advances, charges, damages and attorneys' fees which it in good faith may incur or suffer in connection with or arising out of this Agreement, except for such expenses, disbursements, advances, charges, damages and attorneys' fees incurred by reason of acts or omissions for which the Escrow Agent is liable under the last sentence of Section 5.1 hereof.

     5.5. The Escrow Agent or any successor Escrow Agent hereunder may resign by giving 30 days' prior written notice of resignation to the Sellers and Buyer, and such resignation shall be effective from the date specified in such notice. In case the office of the Escrow Agent shall become vacant for any reason, the Sellers and Buyer shall appoint a bank or trust company having a net worth (as reflected in its latest publicly available audited financial statements) in excess of $100,000,000 as successor Escrow Agent hereunder by an instrument or instruments in writing delivered by the Sellers and Buyer to such successor Escrow Agent, whereupon such successor Escrow Agent shall succeed to all rights and obligations of the retiring Escrow Agent as if this Agreement were originally executed by such successor Escrow Agent, and the retiring Escrow Agent shall deliver to such successor Escrow Agent the Escrow Fund and any dividends paid thereon or interest accrued thereon.

     5.6. The Escrow Agent shall not have any interest in the Escrow Fund, but shall serve as escrow holder only and have only possession thereof.
Any payments of income from the Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax identification number certification or non-resident alien certifications. This Section 4 shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.


6.   REPRESENTATIONS AND WARRANTIES.
     -------------------------------

     6.1. Each of Buyer, the Sellers and the Escrow Agent individually (and only with respect to itself or himself, as the case may be) represents and warrants that:

          (a) In the case of Buyer and the Escrow Agent, such party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. In the case of the Sellers, such party has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

          (b) The execution and delivery of this Agreement by Buyer and the Escrow Agent and the performance of the transactions herein contemplated have been duly authorized by the Board of Directors of Buyer and no further corporate action on the part of either Buyer or the Escrow Agent is necessary to authorize this Agreement and the performance of such transactions. This Agreement has been duly executed and delivered by each party hereto and, assuming due authorization, execution and delivery by each other party hereto, constitutes the legal, valid and binding agreement of such party enforceable against it or him in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          (c) Neither execution and delivery of this Agreement nor the performance by each party hereto of the transactions contemplated hereby will (i) in the case of Buyer and the Escrow Agent, violate or conflict with any of the provisions of the certificate of incorporation or by-laws of such party or, (ii) in the case of Buyer and the Sellers, with or without the giving of notice or the lapse of time or both, violate or constitute a default under or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under any mortgage, indenture, deed of trust, lease, contract, agreement, license or other instrument or any provision of any law, order, judgment, decree, restriction or ruling of any governmental authority to which such party is a party or by which any of its property is bound.

          (d) In the case of Buyer and the Sellers, the execution, delivery and performance of this Agreement by such party and the consummation by such party of the transactions contemplated by this Agreement will not require the consent, approval or authorization of any governmental or regulatory authority or any other Person under any license, agreement, indenture or other instrument to which such party is a party or to which any of its properties is subject, and no declaration, filing or registration with any governmental or regulatory authority is required in connection with such transactions, except for any consents, approvals, authorizations, declarations, filings or registrations that have not been obtained or made and will not, either individually or in the aggregate, materially adversely affect the ability of such party to consummate the transactions contemplated hereby or otherwise perform its obligations hereunder.

7.   TERMINATION OF THIS AGREEMENT.
     ------------------------------

     This Escrow Agreement shall terminate upon the distribution by the Escrow Agent of all of the shares of Stock then held in the Escrow Fund.


8.   NOTICES.
     --------

     All notices and other communications given or made pursuant to this Agreement (other than distributions from the Escrow Fund to the Sellers which shall be made in accordance with the written instructions made by the Sellers pursuant to Section 3.2 hereto shall be in writing and personally delivered or sent by nationally recognized overnight courier or by telecopy to the parties at the following addresses:

          (a)  If to the Escrow Agent:

                    _________________________________________________
                    _________________________________________________
                    _________________________________________________
                    _________________________________________________
                    Attention: ______________________________________
                    Telecopier Number: ______________________________

          (b)  If to Sellers:

                    The 1993 Friend Family Revocable Trust
                    Attention:  O. A. Friend, Trustee
                    _________________________________________________
                    _________________________________________________
                    _________________________________________________

                    Leaf Family Partners, Ltd.
                    Attention:  John V. Leaf, General Partner
                    _________________________________________________
                    _________________________________________________
                    _________________________________________________
               with a copy to:

                    Maun & Simon, PLC
                    2000 Midwest Plaza Building West
                    801 Nicollet Mall
                    Minneapolis, MN  55402
                    Attention:  Albert A. Woodward
                    Telecopier Number:  612-904-7424

          (c)  If to Buyer:

                    Network Long Distance, Inc.
                    Corporate Headquarters
                    525 Florida Street
                    Baton Rouge, LA  70801

               with a copy to:

                    James M. Ash, Esq.
                    Blackwell Sanders Matheny Weary & Lombardi
                    2300 Main, Suite 1100
                    Kansas City, MO  64108

or to such other person or address as any party shall specify by notice in writing to each of the other parties. All such notices, requests, demands, waivers and communications shall be deemed to have been received by the relevant party on the date of personal delivery to such party's address, addressed to the attention of the appropriate person specified above, on the business day following the date on which such notice was sent by overnight courier to such party's address, addressed to the attention of the appropriate person specified above or, if such notice is sent by telecopy, on the date that such telecopy is confirmed as being received by the recipient.


9. OTHER REMEDIES. Subject to the limitations of Article 10 of the Acquisition Agreement, in the event the Escrow Stock is not sufficient to satisfy a Loss, Buyer shall be entitled to any other remedies available to it, whether in equity or at law, to recover from the Sellers the Loss in accordance with the terms of the Acquisition Agreement.


10. REGISTRATION RIGHTS. Until the expiration of this Escrow Agreement, and the subsequent delivery of the Escrow Stock, if any, to the Sellers, the Escrow Stock shall not be entitled to any of the benefits of the Registration Rights Agreement among Buyer and Sellers dated of even date herewith.


11.  CREDITORS.
     ----------

     No creditor of Buyer or the Sellers shall have any rights in or to the Escrow Fund so long as it remains subject to the terms of this Agreement.


12.  GOVERNING LAW..
     --------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri applicable to contracts made and to be performed entirely within such State.


13.  HEADINGS.
     ---------

     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.  COUNTERPARTS.
     -------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single document. It shall not be necessary that any counterpart be signed by all of the parties hereto.


15.  NO ASSIGNMENT.
     --------------
     This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, heirs, administrators and representatives and shall not be enforceable by or inure the benefit of any third party except as provided in
     Section 4 hereof with respect to a resignation by the Escrow Agent.
     No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties.


16.  AMENDMENTS.
     -----------

     This Agreement may be amended or modified only by a writing signed by all of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                         NETWORK LONG DISTANCE, INC.


                         By ____________________________________
                         Name: _________________________________
                         Title: ________________________________

                         O. A. FRIEND, Sole Trustee and
                         his successors in Trust under
                         THE 1993 FRIEND FAMILY REVOCABLE TRUST


                         _______________________________________
                         O. A. Friend, Sole Trustee


                         LEAF FAMILY PARTNERS, LTD.


                         By: ___________________________________
                              John V. Leaf, General Partner


                         By: ___________________________________
                              Cynthia Ann Leaf, General Partner